--------------------------------------------------------------------------------
                         PaineWebber Global Income Fund

             1285 Avenue of the Americas, New York, New York 10019

                        Prospectus -- November 10, 1995.
--------------------------------------------------------------------------------

PaineWebber Global Income Fund ("Fund") is a series of PaineWebber Investment Series ("Trust"). This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 10, 1995 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

 . Professional Management

 . Dividend and Capital Gain Reinvestment

 . Flexible Pricingsm

 . Low Minimum Investment

 . Automatic Investment Plan

 . Systematic Withdrawal Plan

 . Exchange Privileges

 . Suitable For Retirement Plans
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                         PAINEWEBBER GLOBAL INCOME FUND

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   6
Flexible Pricing System....................................................   8
Investment Objectives and Policies.........................................   9
Purchases .................................................................  16
Exchanges..................................................................  19
Redemptions................................................................  20
Conversion of Class B Shares...............................................  21
Other Services and Information.............................................  22
Dividends and Taxes........................................................  23
Valuation of Shares........................................................  24
Management.................................................................  24
Performance Information....................................................  26
General Information........................................................  27
Appendix...................................................................  28

                               Prospectus Page 2

                         PAINEWEBBER GLOBAL INCOME FUND

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


See the body of the Prospectus for more information on the topics discussed in this summary.

The Fund:                 PaineWebber Global Income Fund ("Fund") is a non-diversified se-
                          ries of an open-end, management investment company.

Investment Objectives     High current income consistent with prudent investment risk; capi-
 and Policies:            tal appreciation is a secondary objective; invests principally in high quality debt securities issued or guaranteed by foreign gov-
                          ernments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies.

Total Net Assets:         $1.2 billion at October 31, 1995.

Investment Adviser:       Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an
                          asset management subsidiary of PaineWebber Incorporated
                          ("PaineWebber"), manages approximately $44.6 billion in assets.
                          See "Management."

Purchases:                Shares of beneficial interest are available exclusively through
                          PaineWebber and its correspondent firms for investors who are cli-
                          ents of PaineWebber or those firms ("PaineWebber clients") and, for other investors, through PFPC Inc., the Fund's transfer agent
                          ("Transfer Agent").

Flexible Pricing System:  Investors may select Class A, Class B or Class C shares, each with a public offering price that reflects different sales charges and expense levels. See "Flexible Pricing System," "Purchases," "Re-
                          demptions" and "Conversion of Class B Shares."

 Class A Shares           Offered at net asset value plus any applicable sales charge (maxi-
                          mum is 4% of public offering price).

 Class B Shares           Offered at net asset value (a maximum contingent deferred sales charge of 5% is imposed on most redemptions made within six years of date of purchase). Class B shares automatically convert into
                          Class A shares (which pay lower ongoing expenses) approximately six years after purchase.

 Class C Shares           Offered at net asset value without an initial sales charge (for shares purchased on or after November 10, 1995, a contingent de-
                          ferred sales charge of 0.75% is imposed on most redemptions made within one year of date of purchase). Class C shares pay higher ongoing expenses than Class A shares and do not convert into an-
                          other Class.

Exchanges:                Shares may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds.

Redemptions:              PaineWebber clients may redeem through PaineWebber; other share-
                          holders must redeem through the Transfer Agent.

Dividends:                Declared and paid monthly; net capital gain is distributed annual-
                          ly. See "Dividends and Taxes."

Reinvestment:             All dividends and capital gain distributions are paid in Fund shares of the same Class at net asset value unless the shareholder has requested cash.

Minimum Purchase:         $1,000 for first purchase; $100 for subsequent purchases.

                               Prospectus Page 3

                         PAINEWEBBER GLOBAL INCOME FUND

                              PROSPECTUS SUMMARY
                                  (Continued)

--------------------------------------------------------------------------------

Other Features:
 Class A Shares       Automatic investment plan          Quantity discounts on initial sales charge
                      Systematic withdrawal plan         365-day reinstatement privilege
                      Rights of accumulation

 Class B Shares       Automatic investment plan          Systematic withdrawal plan


 Class C Shares       Automatic investment plan          Systematic withdrawal plan
                                        ------------------

WHO SHOULD INVEST. The Fund invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund is designed for investors seeking high current income and, secondarily, capital appreciation. While the Fund is not intended to provide a complete or balanced investment program, it can serve as one component of an investor's long-term program to accumulate assets for retirement, college tuition or other major goals.

RISK FACTORS. Investors in the Fund should be able to assume the special risks of investing in foreign securities, which include possible adverse political, social and economic developments abroad and differing characteristics of foreign economies and markets. There is often less information publicly available about foreign issuers. These risks are greater with respect to securities of issuers located in emerging markets, in which the Fund may invest a portion of its assets. Most of the foreign securities held by the Fund are denominated in foreign currencies, and the value of these investments thus can be adversely affected by fluctuations in foreign currency values. Some foreign currencies can be volatile and may be subject to governmental controls or intervention. Prospective investors are urged to read "Investment Objectives and Policies" for more complete information about risk factors.

There can be no assurance that the Fund will achieve its investment objectives, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities.

Certain investment grade debt securities in which the Fund may invest have speculative characteristics. The Fund is permitted to purchase debt securities rated lower than investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Such securities are subject to greater risks of default or price fluctuation than investment grade securities and are considered predominantly speculative. The use of options, futures contracts, forward currency contracts and interest rate protection transactions also entails special risks.

As a non-diversified fund, the Fund is subject to greater risk with respect to its portfolio securities than investment companies that have a broader range of investments, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of its shares.

  EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                      SHAREHOLDER TRANSACTION EXPENSES(1)

                                                    CLASS A   CLASS B CLASS C
                                                    -------   ------- -------
Maximum sales charge on purchases of shares (as a
 percentage of public
 offering price)...................................     4%      None    None
Sales charge on reinvested dividends...............   None      None    None
Exchange fee.......................................  $5.00     $5.00   $5.00
Maximum contingent deferred sales charge (as a
 percentage of net asset value at the time of
 purchase or redemption, whichever is lower).......   None(2)     5%   0.75%(3)

                               Prospectus Page 4

                         PAINEWEBBER GLOBAL INCOME FUND

                               PROSPECTUS SUMMARY
                                  (Continued)

--------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES(4)
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Management fees.........................................  0.72%   0.72%   0.72%
12b-1 fees(5)...........................................  0.25    1.00    0.75
Other expenses..........................................  0.20    0.22    0.21
                                                          ----    ----    ----
Total operating expenses................................  1.17%   1.94%   1.68%
                                                          ====    ====    ====

-------
(1) Sales charge and exchange fee waivers are available for all shares and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. See "Purchases."
(2) Purchases of Class A shares of $1 million or more are not subject to an initial sales charge. A contingent deferred sales charge of 1% will be applied to the redemptions of such shares within one year of purchase. See "Purchases."
(3) A contingent deferred sales charge of 0.75% will be applied to most redemptions of Class C shares within one year of purchase. See "Purchases."
(4) See "Management" for additional information. All expenses are those actually incurred for the fiscal year ended October 31, 1994.
(5) 12b-1 fees have two components, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
      12b-1 service fees................................  0.25%   0.25%   0.25%
      12b-1 distribution fees...........................  0.00    0.75    0.50

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                         ONE  THREE FIVE   TEN
                                                         YEAR YEARS YEARS YEARS
                                                         ---- ----- ----- -----
  Class A Shares(1)..................................... $51   $76  $102  $176
  Class B Shares:
    Assuming a complete redemption at end of peri-
     od(2)(3)........................................... $70   $91  $125  $188
    Assuming no redemption(3)........................... $20   $61  $105  $188
  Class C Shares:
    Assuming a complete redemption at end of period(2).. $25   $53  $ 91  $199
    Assuming no redemption.............................. $17   $53  $ 91  $199

-------
(1) Assumes deduction at the time of purchase of the maximum 4% initial sales charge.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares at end of sixth year.

This Example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of any Class of the Fund's shares.

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to each Class of the Fund's shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                               Prospectus Page 5

                         PAINEWEBBER GLOBAL INCOME FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below provide selected per share data and ratios for one Class A share, one Class B share and one Class C share of the Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1994, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes and the financial information in the tables below insofar as they relate to each of the periods presented in the five year period ended October 31, 1994 have been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon is included in the Annual Report to Shareholders. The financial statements and notes and the financial information in the table below, insofar as they relate to the six months ended April 30, 1995, have been taken from the records of the Fund without examination by the independent accountants, who do not express an opinion thereon. Further information about the Fund's performance also is included in the Annual Report to Shareholders, which may be obtained without charge.

                                          CLASS A
                     ---------------------------------------------------------
                       FOR THE                                       FOR THE
                     SIX MONTHS                                       PERIOD
                        ENDED        FOR THE YEARS ENDED             JULY 1,
                      APRIL 30,          OCTOBER 31,                1991+ TO
                        1995      -------------------------------  OCTOBER 31,
                     (UNAUDITED)    1994       1993        1992       1991
                     -----------  --------   --------    --------  -----------
Net asset value,
 beginning of
 period..........     $   9.99    $  10.97   $  10.64    $  10.75    $ 10.40
                      --------    --------   --------    --------    -------
 Net investment
  income.........         0.39        0.72       0.59        0.83       0.20
 Net realized and
  unrealized
  gains (losses)
  from investment
  and foreign
  currency
  transactions...         0.17       (1.05)      0.68       (0.12)      0.40
                      --------    --------   --------    --------    -------
Total
 increase/decrease
 from investment
 operations......         0.56       (0.33)      1.27        0.71       0.60
                      --------    --------   --------    --------    -------
 Dividends from
  net investment
  income.........        (0.32)      (0.33)     (0.80)      (0.64)     (0.23)
 Distributions
  from realized
  gains on
  investments and
  foreign
  currency
  transactions...          --          --       (0.14)      (0.18)     (0.02)
 Paid-in capital.          --        (0.32)       --          --         --
                      --------    --------   --------    --------    -------
Total dividends
 and
 distributions...        (0.32)      (0.65)     (0.94)      (0.82)     (0.25)
                      --------    --------   --------    --------    -------
Net asset value,
 end of period...     $  10.23    $   9.99   $  10.97    $  10.64    $ 10.75
                      ========    ========   ========    ========    =======
Total investment
 return(1).......         5.71%      (3.10)%    12.41%       6.70%      5.79%
                      ========    ========   ========    ========    =======
Ratios/Supplemental
 Data:
 Net assets, end
  of period
  (000's)........     $546,197    $611,855   $648,853    $107,033    $16,501
 Expenses to
  average net
  assets.........         1.20%*      1.17%      1.32%**     1.21%      1.35%*
 Net investment
  income to
  average net
  assets.........         7.57%*      6.94%      6.82%**     7.84%      8.59%*
 Portfolio
  turnover rate..           92%        108%        90%         92%        53%
                                            CLASS B
                     -------------------------------------------------------------
                       FOR THE
                     SIX MONTHS
                        ENDED                FOR THE YEARS ENDED
                      APRIL 30,                  OCTOBER 31,
                        1995      ------------------------------------------------
                     (UNAUDITED)    1994        1993          1992        1991
                     ------------ ---------- ------------- ----------- -----------
Net asset value,
 beginning of
 period..........     $   9.96    $  10.95   $    10.62    $    10.74  $    11.07
                     ------------ ---------- ------------- ----------- -----------
 Net investment
  income.........         0.54        0.86         0.78          0.94        0.85
 Net realized and
  unrealized
  gains (losses)
  from investment
  and foreign
  currency
  transactions...        (0.01)      (1.28)        0.40         (0.32)      (0.09)
                     ------------ ---------- ------------- ----------- -----------
Total
 increase/decrease
 from investment
 operations......         0.53       (0.42)        1.18          0.62        0.76
                     ------------ ---------- ------------- ----------- -----------
 Dividends from
  net investment
  income.........        (0.29)      (0.29)       (0.71)        (0.56)      (0.97)
 Distributions
  from realized
  gains on
  investments and
  foreign
  currency
  transactions...          --          --         (0.14)        (0.18)      (0.12)
 Paid-in capital.          --        (0.28)         --            --          --
                     ------------ ---------- ------------- ----------- -----------
Total dividends
 and
 distributions...        (0.29)      (0.57)       (0.85)        (0.74)      (1.09)
                     ------------ ---------- ------------- ----------- -----------
Net asset value,
 end of period...     $  10.20    $   9.96   $    10.95    $    10.62  $    10.74
                     ============ ========== ============= =========== ===========
Total investment
 return(1).......         5.39%      (3.90)%      11.45%         5.93%       7.39%
                     ============ ========== ============= =========== ===========
Ratios/Supplemental
 Data:
 Net assets, end
  of period
  (000's)........     $575,409    $725,553   $1,188,890    $1,542,255  $1,593,814
 Expenses to
  average net
  assets.........         1.97%*      1.94%        2.11%**       1.98%       1.94%
 Net investment
  income to
  average net
  assets.........         6.79%*      6.05%        5.97%**       7.11%       8.09%
 Portfolio
  turnover rate..           92%        108%          90%           92%         33%

-------
*   Annualized.
** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
+   Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results of Class A and Class B shares would be lower if sales charges were included. Total investment return information for periods less than one year is not annualized.

                               Prospectus Page 6

                         PAINEWEBBER GLOBAL INCOME FUND

                             FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------


                                            CLASS B                                        CLASS C(2)
                          -----------------------------------------------  ------------------------------------------------
                                                                FOR THE                       FOR THE             FOR THE
                                                                PERIOD        FOR THE          YEARS              PERIOD
                                                               MARCH 20,     SIX MONTHS        ENDED              JULY 2,
                          FOR THE YEARS ENDED OCTOBER 31,      1987+ TO        ENDED        OCTOBER 31,          1992+ TO
                          ----------------------------------  OCTOBER 31,  APRIL 30, 1995 ------------------    OCTOBER 31,
                             1990        1989        1988        1987       (UNAUDITED)    1994       1993         1992
                          ----------  ----------  ----------  -----------  -------------- -------   --------    -----------
Net asset value,
 beginning of period....  $    10.08  $    11.10  $    10.28   $  10.00       $  9.98     $ 10.96   $  10.64      $ 10.94
                          ----------  ----------  ----------   --------       -------     -------   --------      -------
 Net investment income..        1.01        1.01        0.98       0.47          0.40        0.70       0.68         0.20
 Net realized and
  unrealized gains
  (losses) from
  investment and foreign
  currency transactions.        0.96       (0.64)       1.15       0.13          0.14       (1.09)      0.52        (0.13)
                          ----------  ----------  ----------   --------       -------     -------   --------      -------
Total increase/decrease
 from investment
 operations.............        1.97        0.37        2.13       0.60          0.54       (0.39)      1.20         0.07
                          ----------  ----------  ----------   --------       -------     -------   --------      -------
 Dividend from net
  investment income.....       (0.98)      (0.94)      (1.06)     (0.32)        (0.30)      (0.30)     (0.74)       (0.21)
 Distribution from net
  realized gains on
  investments and
  foreign currency
  transactions..........         --        (0.45)      (0.25)       --            --          --       (0.14)       (0.16)
 Paid-in capital........         --          --          --         --            --        (0.29)       --           --
                          ----------  ----------  ----------   --------       -------     -------   --------      -------
Total dividends and
 distributions..........       (0.98)      (1.39)      (1.31)     (0.32)        (0.30)      (0.59)     (0.88)       (0.37)
                          ----------  ----------  ----------   --------       -------     -------   --------      -------
Net asset value, end of
 period.................  $    11.07  $    10.08  $    11.10   $  10.28       $ 10.22     $  9.98   $  10.96      $ 10.64
                          ==========  ==========  ==========   ========       =======     =======   ========      =======
Total investment
 return(1)..............       20.32%       3.66%      18.29%      6.00%         5.49%      (3.56)%    11.64%        0.61%
                          ==========  ==========  ==========   ========       =======     =======   ========      =======
Ratios/Supplemental
 Data:
 Net assets, end of
  period (000's)........  $1,323,495  $1,085,851  $1,145,460   $737,056       $70,413     $92,480   $135,847      $36,598
 Expenses to average net
  assets................        1.90%       1.95%       2.05%      2.08%*        1.70%*      1.68%      1.83%**      1.75%*
 Net investment income
  to average net assets.        9.88%       9.73%       9.13%      8.39%*        7.05%*      6.34%      6.17%**      7.02%*
 Portfolio turnover
  rate..................         126%        124%        120%        52%           92%        108%        90%          92%

-------
*   Annualized.
** Includes 0.15% of interest expense related to the reverse repurchase agreement transactions entered into during the fiscal year.
+   Commencement of issuance of shares.
(1) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results of Class A and Class B shares would be lower if sales charges were included. Total return information for periods less than one year is not annualized.
(2) Formerly Class D shares.

                               Prospectus Page 7

                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                            FLEXIBLE PRICING SYSTEM

--------------------------------------------------------------------------------

                         DIFFERENCES AMONG THE CLASSES

The primary distinctions among the Classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                                   ANNUAL 12B-1 FEES
                                                (AS A % OF AVERAGE DAILY
                      SALES CHARGE                    NET ASSETS)           OTHER INFORMATION
         -------------------------------------- ------------------------ ------------------------
Class A  Maximum initial sales charge of        Service fee of 0.25%     Initial sales charge
         4.0% of the public offering price                               waived or reduced
                                                                         for certain purchases
Class B  Maximum contingent deferred sales      Service fee of 0.25%;    Shares convert to Class
         charge of 5.0% of redemption proceeds; distribution fee of      A shares approximately
         declines to zero after six years       0.75%                    six years after issuance
Class C  Contingent deferred sales charge of    Service fee of 0.25%;    --
         0.75% of redemption proceeds for first distribution fee of
         year                                   0.50%

               FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

In deciding which Class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.0% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class B shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5.0%, applies to most redemptions made within six years of purchase. Class C shareholders pay no initial sales charges, although a contingent deferred sales charge of 0.75% applies to most redemptions made within one year after purchase. Thus, the entire amount of a Class B or Class C shareholder's purchase price is immediately invested in the Fund.

WAIVERS AND REDUCTIONS OF CLASS A SALES CHARGES. Class A share purchases over $100,000 and Class A share purchases made under the Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

The entire initial sales charge on Class A shares is waived for certain eligible purchasers. Because Class A shares bear lower ongoing annual expenses than Class B shares or Class C shares, investors eligible for complete waivers should purchase Class A shares.

ONGOING ANNUAL EXPENSES. Class A, B and C shares of the Fund pay an annual 12b-1 service fee of 0.25% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. Class C shares pay an annual 12b-1 distribution fee of 0.50% of average daily net assets. Annual 12b-1 distribution fees are a form of asset-based sales charge. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective Classes of Fund shares over various time periods.

For example, assuming a constant net asset value, the cumulative distribution fees on the Class B

                               Prospectus Page 8

                         PAINEWEBBER GLOBAL INCOME FUND

and Class C shares would approximate the expense of the 4.0% maximum initial sales charge on the Class A shares if the shares were held for approximately 5 1/2 years in the case of the Class B shares and approximately 8 years in the case of the Class C shares. Class B shares convert to Class A shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase. The cumulative distribution fees on the Fund's Class C shares would approximate the cumulative distribution fees on the Class B shares if the shares were held for 9 years. Thus, an investor who would be subject to the maximum initial sales charge and who expects to hold Fund shares for less than 8 years generally should expect to pay the lowest cumulative expenses by purchasing Class C shares.

The foregoing example does not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can it reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by Classes may differ slightly because of the allocation of other Class-specific expenses. The "Example of Effect of Fund Expenses" under "Prospectus Summary" shows for the Fund the cumulative expenses an investor would pay over time on a hypothetical investment in each Class of Fund shares, assuming an annual return of 5.0%.

                               OTHER INFORMATION

PaineWebber investment executives may receive different levels of compensation for selling one particular Class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Mitchell Hutchins for distribution services.

See "Purchases," "Redemptions" and "Management" for a more complete descrip-tion of the initial and contingent deferred sales charges, service fees and distribution fees for Class A, B and C shares of the Fund. See also "Conversion of Class B Shares," "Dividends and Taxes," "Valuation of Shares" and "General Information" for other differences among the three Classes.
--------------------------------------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

                 INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS

The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies.

There can be no assurance that the Fund will achieve its investment objectives. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objectives and certain investment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the board of trustees without shareholder approval.

Normally, at least 65% of the Fund's total assets are invested in high quality debt securities, denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country.

The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by S&P, Moody's or another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Under normal market conditions, at least 65% of its total assets are invested in the following: (1) high

                               Prospectus Page 9

                         PAINEWEBBER GLOBAL INCOME FUND

quality debt securities issued or guaranteed by U.S. or foreign governments or their agencies, instrumentalities or political subdivisions, (2) high quality debt securities issued or guaranteed by supranational organizations such as the International Bank for Reconstruction and Development ("World Bank"), (3) high quality U.S. or foreign corporate debt securities, including commercial paper,
(4) high quality debt obligations of banks and bank holding companies and (5) repurchase agreements involving these securities. Up to 5% of the Fund's total assets may be invested in debt securities convertible into equity securities, although the Fund has no current intention of converting such securities or holding them as equity securities upon conversion. Mitchell Hutchins expects that normally more than 50% of the Fund's assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to take advantage of opportunities that historically have been presented by, and are perceived to exist today with respect to, such instruments.

The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a NRSRO but rated BBB or better by S&P, Baa or better by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated below BBB by S&P, Baa by Moody's or comparably rated by another NRSRO but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

As of the end of its 1994 fiscal year, the Fund had 100% of its net assets in debt securities that received a rating from a NRSRO. The Fund had the following percentages of its net assets invested in rated securities: AAA/Aaa (including cash and cash equivalents)--82.5%, AA/Aa--4.7%, A/A--2.5%, BBB/Baa--6.2%, BB/Ba--2.9% and B--1.1%. It should be noted that this information reflects the composition of the Fund's assets as of the end of the 1994 fiscal year, and is not necessarily representative of the Fund's assets as of any other time in the 1994 fiscal year, the current fiscal year or any other time in the future.

Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. See "Other Investment Policies and Risk Factors--Debt Securities."

                   OTHER INVESTMENT POLICIES AND RISK FACTORS

FOREIGN SECURITIES. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing interdependence of economic cycles and currency exchange rates. As of December 31, 1994, more than 63% of the Salomon Brothers World Government Bond Market Index was represented by securities denominated in currencies other than the U.S. dollar.

Over the past eight years, debt securities offered by certain foreign governments provided higher investment returns than U.S. government debt securities. Such returns reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

Mitchell Hutchins believes that over time investment in a composite of foreign fixed income markets and in the U.S. government and in corporate bond markets is less risky than a portfolio comprised exclusively of foreign securities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation,

                               Prospectus Page 10

                         PAINEWEBBER GLOBAL INCOME FUND

confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Fund generally invests only in securities that are traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in foreign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

DEBT SECURITIES. The market value of debt securities generally varies inversely with interest

                               Prospectus Page 11

                         PAINEWEBBER GLOBAL INCOME FUND

rate changes. Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more information about S&P's and Moody's ratings.

The Fund is permitted to invest up to 35% of its total assets in securities rated BBB by S&P or Baa by Moody's. These securities are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sovereign debt securities rated below investment grade but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO. These securities are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Commercial paper rated B by S&P is regarded by it as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by a NRSRO but Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparable unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

Debt securities rated below investment grade generally offer a higher current yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

The market for lower rated debt securities has expanded rapidly in the past, and its growth has generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities,

                               Prospectus Page 12

                         PAINEWEBBER GLOBAL INCOME FUND

including securities that are backed by the full faith and credit of the United States (such as Government National Mortgage Association certificates), securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities issued by the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). The Fund is authorized to invest in mortgage-backed securities guaranteed by the Government National Mortgage Association but has no current intention of investing more than 10% of its total assets in such securities.

The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that the holder of a zero coupon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see "Taxes" in the Statement of Additional Information.

The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

HEDGING AND RELATED INCOME STRATEGIES. The Fund may use options (both exchange-traded and over-the-counter) and futures contracts to attempt to enhance income and may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts and forward currency contracts. Hedging strategies may be used in an attempt to manage the Fund's foreign currency exposure, its average duration, and other risks of the Fund's investments that can cause fluctuations in its net asset value. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. Use of options and futures solely to enhance income may be considered a form of speculation. The Appendix to this Prospectus describes the hedging instruments that the Fund may use, and the Statement of Additional Information contains further information on these strategies.

The Fund may enter into forward currency contracts, buy or sell foreign currency futures contracts, write (sell) covered put or call options and buy put or call options on securities,

                               Prospectus Page 13

                         PAINEWEBBER GLOBAL INCOME FUND

securities indices, foreign currencies and such futures contracts. The Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctuations in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency contracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors, for hedging purposes. For example, the Fund may enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees.

The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better position had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Fund's securities,
(2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

New financial products and risk management techniques continue to be developed. The Fund may use these instruments and techniques to the extent consistent with its investment objectives and regulatory and tax considerations.

REPURCHASE AGREEMENTS. The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such

                               Prospectus Page 14

                         PAINEWEBBER GLOBAL INCOME FUND

agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counter party to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities, including certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deemed qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering the securities.

PORTFOLIO TURNOVER. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate (100% or higher) for the Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term capital gains.

OTHER INFORMATION. The Fund is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but the Fund intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of the total assets of the Fund may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. The Fund also may engage in short sales of securities "against the box" to defer realization of gains and losses for tax or other purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

                               Prospectus Page 15

                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                                   PURCHASES

--------------------------------------------------------------------------------

GENERAL. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon most redemptions. Class B shares automatically convert to Class A shares approximately six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge of 0.75% payable on most redemptions made within one year of purchase. Class C shares do not convert into another Class. See "Flexible Pricing System" and "Conversion of Class B Shares."

Shares of the Fund are available through PaineWebber and its correspondent firms or, for shareholders who are not PaineWebber clients, through the Transfer Agent. Investors may contact a local PaineWebber office to open an account. The minimum initial investment for the Fund is $1,000, and the minimum for additional purchases is $100. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts and participants in the Fund's automatic investment plan. Purchase orders will be priced at the net asset value per share next determined (see "Valuation of Shares") after the order is received by PaineWebber's New York City offices or by the Transfer Agent, plus any applicable sales charge for Class A shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing purchase orders, investors should specify whether the order is for Class A, Class B or Class C shares. All share purchase orders that fail to specify a Class will automatically be invested in Class A shares.

PURCHASES THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. Purchases through PaineWebber investment executives or correspondent firms may be made in person or by mail, telephone or wire; the minimum wire purchase is $1 million. Investment executives and correspondent firms are responsible for transmitting purchase orders to PaineWebber's New York City offices promptly. Investors may pay for purchases with checks drawn on U.S. banks or with funds held in brokerage accounts at PaineWebber or its correspondent firms. Payment is due on the third Business Day after the order is received at PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

PURCHASES THROUGH THE TRANSFER AGENT. Investors who are not PaineWebber clients may purchase shares of the Fund through the Transfer Agent. Shares of the Fund may be purchased, and an account with the Fund established, by completing and signing the purchase application at the end of this Prospectus and mailing it, together with a check to cover the purchase, to the Transfer
Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. Subsequent investments need not be accompanied by an application.

INITIAL SALES CHARGE--CLASS A SHARES. The public offering price of Class A shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE-- CLASS A SHARES

                                   SALES CHARGE AS A
                                     PERCENTAGE OF                             DISCOUNT TO
                               ----------------------------------------          SELECTED
                                                      NET AMOUNT               DEALERS AS A
                                                       INVESTED                 PERCENTAGE
                               OFFERING               (NET ASSET               OF OFFERING
  AMOUNT OF PURCHASE            PRICE                   VALUE)                    PRICE
  ------------------           --------               ----------               ------------
   Less than  $100,000           4.00%                   4.17%                     3.75%
  $100,000 to $249,999           3.00                    3.09                      2.75
  $250,000 to $499,999           2.25                    2.30                      2.00
  $500,000 to $999,999           1.75                    1.78                      1.50
$1,000,000 and over(1)           None                    None                      1.00

-------
(1) Mitchell Hutchins pays compensation to PaineWebber out of its own resources. Most redemptions of these shares within one year of purchase will be subject to a contingent deferred sales charge of 1.0%. See "Contingent Deferred Sales Charge--Class A Shares."

Mitchell Hutchins may at times agree to reallow a higher discount to PaineWebber, as exclusive dealer for the Fund's shares, than those shown above. To the extent PaineWebber or any dealer receives 90% or more of the sales charge, it may be deemed an "underwriter" under the 1933 Act.

                               Prospectus Page 16

                         PAINEWEBBER GLOBAL INCOME FUND

REDUCED SALES CHARGE PLANS--CLASS A SHARES. If an investor or eligible group of related Fund investors purchases Class A shares of the Fund concurrently with Class A shares of other PaineWebber mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. In addition, the right of accumulation permits the Fund investor or eligible group of related Fund investors to pay the lower sales charge applicable to larger purchases by basing the sales charge on the dollar amount of Class A shares currently being purchased, plus the net asset value of the investor's or group's total existing Class A shareholdings in other PaineWebber mutual funds.

An "eligible group of related Fund investors" includes an individual, the individual's spouse, parents and children, the individual's individual retirement account ("IRA"), certain companies controlled by the individual and employee benefit plans of those companies, and trusts or Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the individual or eligible group of individuals for the benefit of the individual and/or the individual's spouse, parents or children. The term also includes a group of related employers and one or more qualified retirement plans of such employers. For more information, an investor should consult the Statement of Additional Information or contact a PaineWebber investment executive or correspondent firm or the Transfer Agent.

SALES CHARGE WAIVERS--CLASS A SHARES. Class A shares of the Fund are available without a sales charge through exchanges for Class A shares of most other PaineWebber mutual funds. See "Exchanges." In addition, Class A shares may be purchased without a sales charge, and exchanges of any Class of shares made without the $5.00 exchange fee, by employees, directors and officers of PaineWebber or its affiliates, directors or trustees and officers of any PaineWebber mutual fund, their spouses, parents and children and advisory clients of Mitchell Hutchins. Class A shares may also be purchased without a sales charge by employee benefit plans qualified under section 401 or 403(b) of the Internal Revenue Code (the "Code"), including salary reduction plans qualified under section 401(k) of the Code, subject to minimum requirements established by Mitchell Hutchins with respect to number of employees or amount of purchase. Currently, the employers establishing the plan must have 100 or more eligible employees or the amount invested or to be invested during the subsequent 13-month period in the Fund or any other PaineWebber mutual fund must total at least $1 million. If investments by an employee benefit plan without a sales charge are made through a dealer (including PaineWebber) who has executed a dealer agreement with Mitchell Hutchins, Mitchell Hutchins may make a payment, out of its own resources, to the dealer in an amount not to exceed 1% of the amount invested.

Class A shares of the Fund also may be purchased without a sales charge if the purchase is made through a PaineWebber investment executive who formerly was employed as a broker with another firm registered as a broker-dealer with the SEC, provided (1) the purchaser was the investment executive's client at the competing brokerage firm, (2) within 90 days of the purchase of Class A shares the purchaser redeemed shares of one or more mutual funds for which that competing firm or its affiliates was principal underwriter, provided the purchaser either paid a sales charge to invest in those funds, paid a contingent deferred sales charge upon redemption or held shares of those funds for the period required not to pay the otherwise applicable contingent deferred sales charge and (3) the total amount of shares of all PaineWebber mutual funds purchased under this sales charge waiver does not exceed the amount of the purchaser's redemption proceeds from the competing firm's funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their PaineWebber investment executives for more information.

Certificate holders of unit investment trusts ("UITs") sponsored by PaineWebber may acquire Class A shares of the Fund without regard to minimum investment requirements and without sales charges by electing to have dividends and other distributions from their UIT investment automatically invested in Class A shares.

Class A shares may be acquired without a sales charge if issued by the Fund in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Fund.

                               Prospectus Page 17

                         PAINEWEBBER GLOBAL INCOME FUND

CONTINGENT DEFERRED SALES CHARGE--CLASS A SHARES. Class A shares purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge upon redemption equal to 1% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class A shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class A shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class A shares acquired through an exchange will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Class A shares held one year or longer and Class A shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO REDEMPTIONS OF CLASS A SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The public offering price of the Class B shares is the next determined net asset value, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon most redemptions of Class B shares.

The maximum contingent deferred sales charge for Class B shares equals 5% of the lower of (a) the net asset value of the shares at the time of purchase or
(b) the net asset value of the shares at the time of redemption. Class B shares held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the contingent deferred sales charge. The following table shows the contingent deferred sales charge percentages charged in each year following purchase:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                              PERCENTAGE OF NET
REDEMPTION DURING                                                ASSET VALUE
-----------------                                            -------------------
1st Year Since Purchase.....................................          5%
2nd Year Since Purchase.....................................          4
3rd Year Since Purchase.....................................          3
4th Year Since Purchase.....................................          2
5th Year Since Purchase.....................................          2
6th Year Since Purchase.....................................          1
7th Year Since Purchase.....................................        None

In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing the reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. The holding period of Class B shares acquired through an exchange with another PaineWebber mutual fund will be calculated from the date that the Class B shares were initially acquired in one of the other PaineWebber mutual funds, and Class B shares being redeemed will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

SALES CHARGE WAIVERS--CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges, as described below, and for most redemptions in connection with the Fund's systematic withdrawal plan. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death. The contingent deferred sales charge will also be waived (or a credit equal to the amount of the charge will be applied to the shareholder's account) in connection with a lump-sum or other distribution in the case of an IRA, a self-employed individual

                               Prospectus Page 18

                         PAINEWEBBER GLOBAL INCOME FUND

retirement plan (so-called "Keogh Plan") or a custodial account under Section 403(b) of the Internal Revenue Code following attainment of age 59 1/2; a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan; and a redemption resulting from a tax-free return of an excess contribution to an IRA.

Contingent deferred sales charge waivers will be granted subject to confirmation (by PaineWebber in the case of shareholders who are PaineWebber clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

PURCHASES OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. Class C shares held less than one year will be subject to a contingent deferred sales charge on redemptions in an amount equal to 0.75% of the lower of (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. The holding period of Class C shares acquired through an exchange with another PaineWebber mutual fund is calculated from the date the Class C shares of the other PaineWebber mutual fund were initially purchased without a sales charge, and Class C shares will be considered to represent, as applicable, dividend and capital gain distribution reinvestments in such other funds. Redemption order will be determined as described for Class B shares (see "Contingent Deferred Sales Charge--Class B Shares"). Redemptions of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares held one year or longer and Class C shares acquired through reinvestment of dividends or capital gain distributions are not subject to this contingent deferred sales charge. The contingent deferred sales charge is waived for exchanges, as described below, and for most redemptions in connection with the systematic withdrawal plan. THIS CONTINGENT DEFERRED SALES CHARGE DOES NOT APPLY TO CLASS C SHARES PURCHASED PRIOR TO NOVEMBER 10, 1995. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on redemption. The amount of any contingent deferred sales charge will be paid to Mitchell Hutchins.

--------------------------------------------------------------------------------

                                   EXCHANGES

--------------------------------------------------------------------------------

Shares of the Fund may be exchanged for shares of the corresponding Class of other PaineWebber mutual funds or may be acquired through an exchange of shares of the corresponding Class of those funds. No initial sales charge is imposed on the shares being acquired, and no contingent deferred sales charge is imposed on the shares being disposed of, through an exchange. However, contingent deferred sales charges may apply to redemptions of shares acquired through an exchange. A $5.00 exchange fee is charged for each exchange, and exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

The other PaineWebber mutual funds with which Fund shares may be exchanged include:

PAINEWEBBER INCOME FUNDS

  . High Income Fund

  . Investment Grade Income Fund

  . Low Duration U.S. Government Income Fund

  . Strategic Income Fund

  . U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS

  . California Tax-Free Income Fund

  . Municipal High Income Fund

  . National Tax-Free Income Fund

  . New York Tax-Free Income Fund


                              Prospectus Page 19

                         PAINEWEBBER GLOBAL INCOME FUND

PAINEWEBBER GROWTH FUNDS

  . Capital Appreciation Fund

  . Emerging Markets Equity Fund

  . Global Equity Fund

  . Growth Fund

  . Regional Financial Growth Fund

  . Small Cap Growth Fund

  . Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS

  . Balanced Fund

  . Growth and Income Fund

  . Tactical Allocation Fund

  . Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

PaineWebber clients must place exchange orders through their PaineWebber investment executives or correspondent firms unless the shares to be exchanged are held in certificate form. Shareholders who are not PaineWebber clients or who hold their shares in certificate form must place exchange orders in writing with the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received at PaineWebber's New York City offices or by the Transfer Agent. See "Valuation of Shares." Shares of the Fund purchased through PaineWebber or its correspondent firms may be exchanged only after the settlement date has passed and payment for such shares has been made.

OTHER EXCHANGE INFORMATION. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules. See the Statement of Additional Information for further details. This exchange privilege is available only in those jurisdictions where the sale of the PaineWebber mutual fund shares to be acquired may be legally made. Before making any exchange, shareholders should contact their PaineWebber investment executives or correspondent firms or the Transfer Agent to obtain more information and prospectuses of the PaineWebber mutual funds to be acquired through the exchange.
--------------------------------------------------------------------------------

                                  REDEMPTIONS

--------------------------------------------------------------------------------

As described below, Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge) and redemption proceeds will be paid after receipt of a redemption request, as described below. PaineWebber clients may redeem non-certificated shares through PaineWebber or its correspondent firms; all other shareholders must redeem through the Transfer Agent. If a redeeming shareholder owns shares of more than one Class, the shares will be redeemed in the following order unless the shareholder specifically requests otherwise: Class A shares, then Class C shares, and finally Class B shares.

REDEMPTION THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. PaineWebber clients may submit redemption requests to their investment executives or correspondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Fund shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices.

PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

REDEMPTION THROUGH THE TRANSFER AGENT. Fund shareholders who are not PaineWebber clients or

                               Prospectus Page 20

                         PAINEWEBBER GLOBAL INCOME FUND

who wish to redeem certificated shares must redeem their shares through the Transfer Agent by mail; other shareholders also may redeem Fund shares through the Transfer Agent. Shareholders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next computed after it is received in "good order," and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recognized stock exchange, (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations and (4) duly endorsed share certificates, if any. Shareholders are responsible for ensuring that a request for redemption is received in "good order."

ADDITIONAL INFORMATION ON REDEMPTIONS. A shareholder who holds non-certificated Fund shares may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank account designated by the shareholder. Questions about this option, or redemption requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm, or to the Transfer Agent if the shares are not held in a PaineWebber brokerage account. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $500 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed by purchasing Class A shares of the Fund within 365 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their PaineWebber investment executive or correspondent firm at the time the privilege is exercised.

--------------------------------------------------------------------------------

                          CONVERSION OF CLASS B SHARES

--------------------------------------------------------------------------------

A shareholder's Class B shares will automatically convert to Class A shares in the Fund approximately six years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first Business Day of the month in which the sixth anniversary of the issuance of the Class B shares occurs. See "Valuation of Shares." If a shareholder effects one or more exchanges among Class B shares of the PaineWebber mutual funds during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period.

                               Prospectus Page 21

                         PAINEWEBBER GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                         OTHER SERVICES AND INFORMATION

--------------------------------------------------------------------------------

Investors interested in the services described below should consult their PaineWebber investment executives or correspondent firms or call the Transfer Agent toll-free at 1-800-647-1568.

AUTOMATIC INVESTMENT PLAN. Shareholders may purchase shares of the Fund through an automatic investment plan, under which an amount specified by the shareholder of $50 or more each month will be sent to the Transfer Agent from the shareholder's bank for investment in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables the investor to use the technique of "dollar cost averaging." When under the plan a shareholder invests the same dollar amount each month, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own non-certificated Class A or Class C shares with a value of $5,000 or more or non-certificated Class B shares with a value of $20,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends invested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100, and minimum monthly, quarterly and semi-annual withdrawal amounts for Class B shares are $200, $400 and $600, respectively. Quarterly withdrawals are made in March, June, September and December, and semi-annual withdrawals are made in June and December. Provided that the shareholder does not withdraw an amount exceeding 12% (in the first year after purchase for Class A and Class C shares, annually for Class B shares) of his or her "Initial Account Balance," a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no contingent deferred sales charge is imposed on such withdrawals. A shareholder's participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of the Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, sales charges.

INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Fund may be purchased through IRAs available through the Fund. In addition, a Self-Directed IRA is available through PaineWebber under which investments may be made in the Fund as well as in other investments available through PaineWebber. Investors considering es-tablishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS. If a shareholder holding shares of the Fund in a PaineWebber brokerage account transfers his or her brokerage account to another firm, the Fund shares will be transferred to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

                               Prospectus Page 22

                         PAINEWEBBER GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS. The Fund distributes substantially all of its net investment income and realized net gains to shareholders each year. Income dividends are declared monthly and may be accompanied by distributions of net realized short-term capital gains and net realized gains from foreign currency transactions.

Substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed net short-term capital gain and realized gains from foreign currency transactions is distributed annually. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends and other distributions exceed its income in any year, which may occur due to currency-related losses or short-term capital losses, all or a portion of its dividends may be treated as a non-taxable return of capital to shareholders for tax purposes.

Dividends and other distributions on all Classes of Fund shares are calculated at the same time and in the same manner. Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of the higher expenses resulting from the distribution fees borne by the Class B and Class C shares. For the same reason, dividends on Class B shares are expected to be lower than those for Class C shares. Dividends on each Class also might be affected differently by the allocation of other Class-specific expenses. See "Valuation of Shares."

The Fund's dividends and other distributions are paid in additional Fund shares of the same Class at net asset value unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber investment executives or correspondent firms or complete the appropriate section of the application form.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders.

Dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are taxable to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income generally will not be required to pay tax on amounts distributed to them.

The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Under certain circumstances, the notice also will specify the shareholder's share of any foreign taxes paid by the Fund, in which event the shareholder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those taxes. Certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund.

The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions is also required for such shareholders who otherwise are subject to backup withholding.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption

                               Prospectus Page 23

                         PAINEWEBBER GLOBAL INCOME FUND

proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of the Fund through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired. In addition, if shares of the Fund are purchased within 30 days before or after redeeming other Fund shares (regardless of Class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares into Class A shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.
--------------------------------------------------------------------------------

                              VALUATION OF SHARES

--------------------------------------------------------------------------------
The net asset value of the Fund's shares fluctuates and is determined separately for each Class as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. The Fund's net asset value per share is determined by dividing the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of Fund shares outstanding. It should be recognized that judgment plays a greater role in valuing lower rated debt securities in which the Fund may invest, because there is less reliable, objective data available.

The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate.
--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------
The Trust's board of trustees, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the investment adviser and administrator of the Fund, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services. For the fiscal year ended October 31, 1994, the Fund paid advisory fees at the effective annual rate of 0.72% of the Fund's average daily net assets. The Fund's advisory fees are higher than those paid by most investment companies to their advisers, but Mitchell Hutchins believes the fees are justified by the global nature of the Fund's investment activities. Brokerage transactions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Trust's board of trustees.

                               Prospectus Page 24

                         PAINEWEBBER GLOBAL INCOME FUND

The Fund also pays PaineWebber an annual fee of $4.00 per active shareholder account held at PaineWebber for certain services not provided by the Transfer Agent. The Fund incurs various other expenses, and for the fiscal year ended October 31, 1994, the Fund's total expenses for its Class A, Class B and Class C shares, stated as a percentage of average net assets, were 1.17%, 1.94% and 1.68%, respectively.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. As of October 31, 1995, Mitchell Hutchins was adviser or sub-adviser of 38 investment companies with 75 separate portfolios and aggregate assets of approximately $29 billion, including approximately $2.9 billion in global funds.

Stuart Waugh has been primarily responsible for the day-to-day portfolio management of Global Income Fund since its inception. Mr. Waugh is a vice president of the Trust and a managing director of global fixed income investments of Mitchell Hutchins. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the last five years.

Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations pertaining to global fixed income investments.

Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to the Class A shares, Class B shares and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each Class of shares and a monthly distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B shares and 0.50% of the average daily net assets of the Class C shares.

Under all three Plans, Mitchell Hutchins uses the service fees primarily to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the Fund by PaineWebber clients. PaineWebber passes on a portion of these fees to its investment executives to compensate them for shareholder servicing that they perform and retains the remainder to offset its own expenses in servicing and maintaining shareholder accounts. These expenses may include costs of the PaineWebber branch office in which the investment executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to PaineWebber for selling the Fund's Class B and Class C shares. PaineWebber passes on to its investment executives a portion of these commissions and retains the remainder to offset its expenses in selling Class B and Class C shares. These expenses may include the branch office costs noted above. In addition, Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to offset the Fund's marketing costs attributable to such Classes, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. Mitchell Hutchins also may use the distribution fees to pay additional compensation to PaineWebber and other costs allocated to Mitchell Hutchins' and PaineWebber's distribution activities, including employee salaries, bonuses and other overhead expenses.

Mitchell Hutchins expects that, from time to time, PaineWebber will pay shareholder servicing fees and sales commissions to its investment executives at the time of sale of Class C shares of the Fund. If PaineWebber makes such payments, it will retain the service and distribution fees on Class C shares until it has been reimbursed and thereafter will pass a portion of the service and distribution fees on Class C shares on to its investment executives.

Mitchell Hutchins receives the proceeds of the initial sales charge paid upon the purchase of

                               Prospectus Page 25

                         PAINEWEBBER GLOBAL INCOME FUND

Class A shares and the contingent deferred sales charge paid upon certain redemptions of Class A, Class B and Class C shares, and may use these proceeds for any of the distribution expenses described above. See "Purchases."

During the period they are in effect, the Plans and related distribution contracts pertaining to each Class of shares ("Distribution Contracts")
obligate the Fund to pay service and distribution fees to Mitchell Hutchins as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if Mitchell Hutchins' expenses exceed its service or distribution fees for the Fund, the Fund will not be obligated to pay more than those fees and, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. The
Fund will pay the service and distribution fees to Mitchell Hutchins until either the applicable Plan or Distribution Contract is terminated or not renewed. In that event, Mitchell Hutchins' expenses in excess of service and distribution fees received or accrued through the termination date will be Mitchell Hutchins' sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Fund's Plans, the trustees will review the Plan and Mitchell Hutchins' corresponding expenses for each Class separately from the Plans and corresponding expenses for the other two Classes.
--------------------------------------------------------------------------------

                            PERFORMANCE INFORMATION

--------------------------------------------------------------------------------
The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for the Class
A shares of the Fund reflects deduction of the Fund's maximum initial sales charge at the time of purchase, and standardized return for the Class B shares and Class C shares of the Fund reflects deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. One-, five-and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distributions.

The Fund may use other total return presentations in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were included.

The Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B shares and Class C shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

Total return and yield information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a shareholder's cost.

                               Prospectus Page 26

                         PAINEWEBBER GLOBAL INCOME FUND

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
ORGANIZATION. PaineWebber Investment Series is registered with the SEC as an open-end management investment company and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated December 22, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. At present, there are no series other than the Fund.

The shares of beneficial interest of the Fund are divided into four Classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution; (2) Class A shares are generally subject to an initial sales charge; (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon redemption and will automatically convert to Class A shares approximately six years after issuance; (4) Class C shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge if redeemed within one year of purchase, bear ongoing distribution fees and do not convert into another Class; and (5) each Class may bear differing amounts of certain Class-specific expenses. Class Y shares, which may be offered only to limited classes of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees.

The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More information concerning the Class Y shares of the Fund may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the four Classes, such dividends and proceeds are likely to be lower on the Class B and Class C shares than on the Class A shares and are likely to be lower on every other Class of shares than for Class Y shares.

To avoid additional operating costs and for investor convenience, the Fund no longer issues share certificates. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the Fund's assets and employs foreign sub-custodians, approved by the Trust's board of trustees in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Shareholders who are not PaineWebber clients receive quarterly statements from the Transfer Agent. Shareholders also receive audited annual and unaudited semi-annual financial statements of the Fund.

                               Prospectus Page 27

                         PAINEWEBBER GLOBAL INCOME FUND

                                    APPENDIX

--------------------------------------------------------------------------------

The Fund may use the following hedging instruments:

  OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                               Prospectus Page 28

                                                                Application Form


THE PAINEWEBBER
MUTUAL FUNDS                          [_] [_] - [_] [_] [_] [_] [_] - [_] [_]
                                              PaineWebber Account No.
--------------------------------------------------------------------------------
INSTRUCTIONS   DO NOT USE THIS FORM IF YOU WOULD LIKE YOUR ACCOUNT SERVICED
               THROUGH PAINEWEBBER. INSTEAD, CALL YOUR PAINEWEBBER INVESTMENT
               EXECUTIVE (OR YOUR LOCAL PAINEWEBBER OFFICE TO OPEN AN
               ACCOUNT).

               ALSO, DO NOT USE THIS FORM TO OPEN A   Return this completed
               RETIREMENT PLAN ACCOUNT. FOR           form to: PFPC Inc. P.O.
               RETIREMENT PLAN FORMS OR FOR           Box 8950 Wilmington,
               ASSISTANCE IN COMPLETING THIS FORM     Delaware 19899
               CONTACT PFPC INC. AT 1-800-647-1568.   ATTN: PaineWebber Mutual
                                                      Funds
PLEASE PRINT
--------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------
  [1]              INITIAL INVESTMENT ($1,000 MINIMUM)
                ---------------------------------------------------------------------------------------
                ENCLOSED IS A CHECK FOR:

                $________(payable to PaineWebber Global Income Fund) to pur-
                chase Class A [_] or Class B [_]or Class C [_] shares.
                (Check one Class; if no Class is specified
                Class A shares will be purchased)
                A separate check is required for your investment in each Fund.
                ---------------------------------------------------------------------------------------
  [2]              ACCOUNT REGISTRATION
                ---------------------------------------------------------------------------------------
                                                                        /   /
                1. Individual ______________ ___________________    _____________
Not valid                      First Name    Last Name        MI    Soc. Sec. No.
without
signature and                                                          /   /
Soc. Sec. or    2. Joint Tenancy ___________ ___________________    _____________
Tax ID #                         First Name  Last Name        MI     Soc. Sec. No.
--As joint                       ("Joint Tenants with Rights of Survivorship" unless otherwise specified)
tenants, use
Lines 1 and 2                                                         /   /
--As custodian  3. Gifts to Minors______________________________    ____________
for a minor,                      Minor's Name                      Soc. Sec. No.
use Lines 1
and 3              Under the ___________________________________    Uniform Gifts to Minors Act/Uniform Transfers to Minors Act
--In the name                State of Residence of Minor
of a
corporation,    4. Other Registrations _________________________    _____________________
trust or other                         Name                         Tax Ident. No.
organization or
any fiduciary   5. If Trust, Date of Trust Instruments: ________________________________
capacity, use
Line 4
                ---------------------------------------------------------------------------------------
  [3]              ADDRESS
                ---------------------------------------------------------------------------------------

                __________________________________________    U.S. Citizen  [_] YES  [_]  NO*
                Street

                __________________________________________    _________________________________________
                City             State            Zip Code    *Country of Citizenship

                ---------------------------------------------------------------------------------------
  [4]              DISTRIBUTION OPTIONS See Prospectus
                ---------------------------------------------------------------------------------------

                     Please select one of the following:

                [_]  Reinvest both dividends and capital gain distributions in additional shares

                [_]   Pay dividends to my address above; reinvest capital gain distributions

                [_]   Pay both dividends and capital gain distributions in cash to my address above

                [_]   Reinvest dividends and pay capital gain distributions in cash to my address above
                      NOTE: If a selection is not made, both dividends and capital gain distributions will be paid in additional Fund shares of the same Class.

           --------------------------------------------------------------------------------------------
[5]        SPECIAL OPTIONS (For More Information--Check Appropriate Box)
           --------------------------------------------------------------------------------------------
           [_] Automatic Investment Plan  [_] Prototype IRA Application  [_] Systematic Withdrawal Plan

           --------------------------------------------------------------------------------------------
[6]        RIGHTS OF ACCUMULATION--CLASS A SHARES (See Prospectus)
           --------------------------------------------------------------------------------------------
           Indicate here any other account(s) in the group of funds that would qualify for the cumulative quantity discount as outlined in the Prospectus.

           _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

          _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

           _____________________  ___________  _____________________
           Fund Name              Account No.  Registered Owner

           ---------------------------------------------------------------------------------------------
[7]        PLEASE INDICATE BELOW IF YOU ARE AFFILIATED WITH PAINEWEBBER
           ---------------------------------------------------------------------------------------------
           "Affiliated" persons are defined as officers, directors/trustees and employees of the PaineWebber funds,
           PaineWebber or its affiliates, and their parents, spouses and children.

           ______________________________________________________________________________________
           Nature of Relationship

           --------------------------------------------------------------------------------------------
[8]        SIGNATURE (S) AND TAX CERTIFICATION (S)
           --------------------------------------------------------------------------------------------
           I warrant that I have full authority and am of legal age to purchase shares of the Fund and have received and read a current Prospectus of the Fund and agree to its terms. The Fund and its Transfer Agent will not be liable for acting upon instructions or inquiries believed genuine. Under penalties of perjury, I certify that (1) my taxpayer identification number provided in this application is correct and (2) I am not subject to backup withholding because (i) I have not been notified that I am subject to backup withholding as a result of failure to report interest or dividends or (ii) the IRS has notified me that I am no longer subject to backup withholding (strike out clause (2) if incorrect).

           ________________________________________      _________________________            _________
           Individual (or Custodian)                     Joint Registrant (if any)            Date

           ________________________________________      _________________________            _________
           Corporate Officer, Partner, Trustee, etc.     Title                                Date

           --------------------------------------------------------------------------------------------
[9]        INVESTMENT EXECUTIVE IDENTIFICATION (To Be Completed By Investment Executive Only)
           --------------------------------------------------------------------------------------------

           ____________________________   ____________________________
           Broker No./Name                Branch Wire Code

                                          (   )
           ____________________________   ____________________________
           Branch Address                 Telephone

           --------------------------------------------------------------------------------------------
[10]       CORRESPONDENT FIRM IDENTIFICATION (To Be Completed By Correspondent Firm Only)
           --------------------------------------------------------------------------------------------

           ____________________________   ____________________________
           Name                           Address

           ____________________________   ____________________________
             MAIL COMPLETED FORM TO YOUR PAINEWEBBER INVESTMENT EXECUTIVE
             OR CORRESPONDENT FIRM OR TO: PFPC INC., P.O. BOX 8950, WILMINGTON, DELAWARE 19899.

  PaineWebber
  Global Income
  Fund


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

PROSPECTUS
November 10, 1995
Shares of the Fund can be exchanged for shares of other PaineWebber mutual funds, which include:

PAINEWEBBER INCOME FUNDS
 . High Income Fund
 . Investment Grade Income Fund
 . Low Duration U.S. Government Income Fund
 . Strategic Income Fund
 . U.S. Government Income Fund

PAINEWEBBER TAX-FREE INCOME FUNDS
 . California Tax-Free Income Fund
 . Municipal High Income Fund
 . National Tax-Free Income Fund
 . New York Tax-Free Income Fund

PAINEWEBBER GROWTH FUNDS
 . Capital Appreciation Fund
 . Emerging Markets Equity Fund
 . Global Equity Fund
 . Growth Fund
 . Regional Financial Growth Fund
 . Small Cap Growth Fund
 . Small Cap Value Fund

PAINEWEBBER GROWTH AND INCOME FUNDS
 . Balanced Fund
 . Growth and Income Fund
 . Tactical Allocation Fund
 . Utility Income Fund

PAINEWEBBER MONEY MARKET FUND

                                ---------------

A prospectus containing more complete information for any of the above funds can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

(C) 1995 PaineWebber Incorporated


[LOGO OF RECYCLED PAPER APPEARS HERE]
--------------------------------------------------------------------------------

                        PAINEWEBBER GLOBAL INCOME FUND

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Global Income Fund ("Fund") is a non-diversified series of PaineWebber Investment Series ("Trust"), a professionally managed mutual fund. The Fund seeks high current income consistent with prudent investment risk, with capital appreciation as a secondary objective; it invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 10, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November 10, 1995, as revised December 1, 1995.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Many of the foreign securities held by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  SOVEREIGN DEBT. Investment by the Fund in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw Hill Companies Inc. ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of fixed income obligations. A description of ratings assigned to corporate debt obligations and preferred stock by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value or the risks of changes in foreign currency exchange rates. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.

  In addition to ratings assigned to individual issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price which was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts." The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The U.S. government securities in which the Fund may invest include mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which represent undivided ownership interests in pools of mortgages. The mortgages backing these securities include both fixed and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' market value, however, which is likely to vary inversely with fluctuations in interest rates, and the guarantees do not extend to the yield or value of the Fund's shares. These securities are "pass-through" instruments through which the holders receive a share of the interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty, and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund will reinvest prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for mortgage-backed securities purchased by the Fund at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for mortgage-backed securities purchased by the Fund at a discount.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

INVESTMENT LIMITATIONS OF THE FUND

  The Fund may not (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding; (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; (3) make an investment in any one industry if the investment would cause the value of such investments at the time of purchase in such industry to be 25% or more of the total assets of the Fund taken at market value; (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate and foreign currency futures contracts and options thereon, may engage in transactions in foreign currency and may purchase or sell options on foreign currencies for hedging purposes; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described in this Statement of Additional Information and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or (11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the vote of the Trust's board of trustees without shareholder approval. The Fund may not (1) purchase or retain the securities of any issuer if, to the knowledge of its management, the officers and trustees of the Trust and the officers and directors of Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of the issuer; (2) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York or American Stock Exchange, provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase any security if as a result it would have more than 5% of its total assets invested in securities of companies which together with any predecessors have been in continuous operation for less than three years; or
(5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

  The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts and enter into interest rate protection transactions to attempt to hedge the Fund's portfolio and to enhance income. Although it has no intention of doing so during the coming year, Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of interest rate futures and options thereon. The particular Hedging Instruments are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge a Fund takes a position in a

Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put option written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities in which it is authorized to invest and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the options. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

  (2) The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  (3) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund's portfolio, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

  The Fund may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

  (1) To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  (2) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5%of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and Mitchell Hutchins believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

  The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid high grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
E. Garrett Bewkes,              Trustee and        Mr. Bewkes is a director of and a
Jr.**; 69                     Chairman of the       consultant to, Paine Webber Group
                             Board of Trustees      Inc. ("PW Group") (holding company
                                                    of PaineWebber and Mitchell
                                                    Hutchins). Prior to 1988, he was
                                                    chairman of the board, president
                                                    and chief executive officer of
                                                    American Bakeries Company. Mr.
                                                    Bewkes is also a director of Inter-
                                                    state Bakeries Corporation, NaPro
                                                    BioTherapeutics, Inc. and a direc-
                                                    tor or trustee of 24 other invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
Meyer Feldberg; 53                Trustee          Mr. Feldberg is Dean and Professor
Columbia University                                 of Management of the Graduate
101 Uris Hall                                       School of Business, Columbia Uni-
New York, New York 10027                            versity. Prior to 1989, he was
                                                    president of the Illinois Institute
                                                    of Technology. Dean Feldberg is
                                                    also a director of AMSCO Interna-
                                                    tional Inc., Federated Department
                                                    Stores, Inc., Inco Homes Corpora-
                                                    tion and New World Communications
                                                    Group Incorporated and a director
                                                    or trustee of 16 other investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.


                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
George W. Gowen; 66               Trustee          Mr. Gowen is a partner in the law
666 Third Avenue                                    firm of Dunnington, Bartholow &
New York, New York 10117                            Miller. Prior to May 1994, he was a
                                                    partner in the law firm of Fryer,
                                                    Ross & Gowen. Mr. Gowen is also a
                                                    director of Columbia Real Estate
                                                    Investments, Inc. and a director or
                                                    trustee of 14 other investment com-
                                                    panies for which Mitchell Hutchins
                                                    or PaineWebber serves as investment
                                                    adviser.
Frederic V. Malek; 58             Trustee          Mr. Malek is chairman of Thayer Cap-
901 15th Street, N.W.                               ital Partners (investment bank) and
Suite 300                                           a co-chairman and director of CB
Washington, D.C. 20005                              Commercial Group Inc. (real es-
                                                    tate). From January 1992 to Novem-
                                                    ber 1992, he was campaign manager
                                                    of Bush-Quayle '92. From 1990 to
                                                    1992, he was vice chairman, and
                                                    from 1989 to 1990, he was president
                                                    of Northwest Airlines Inc., NWA
                                                    Inc. (holding company of Northwest
                                                    Airlines Inc.) and Wings Holdings
                                                    Inc. (holding company of NWA Inc.)
                                                    Prior to 1989, he was employed by
                                                    the Marriott Corporation (hotels,
                                                    restaurants, airline catering and
                                                    contract feeding), where he most
                                                    recently was an executive vice
                                                    president and president of Marriott
                                                    Hotels and Resorts. Mr. Malek is
                                                    also a director of American Manage-
                                                    ment Systems, Inc., Automatic Data
                                                    Processing, Inc., Avis, Inc., FPL
                                                    Group, Inc., ICF International,
                                                    Manor Care, Inc. and National Edu-
                                                    cation Corporation and a director
                                                    or trustee of 14 other investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
Judith Davidson Moyers; 60        Trustee          Mrs. Moyers is president of Public
Public Affairs Television                           Affairs Television, Inc., an educa-
356 W. 58th Street                                  tional consultant and a home econo-
New York, New York 10019                            mist. Mrs. Moyers is also a direc-
                                                    tor of Ogden Corporation and a di-
                                                    rector or trustee of 14 other in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.

                                                         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE    POSITION WITH TRUST            OTHER DIRECTORSHIPS
----------------------    -------------------            --------------------
Margo N. Alexander; 48         President         Mrs. Alexander is president, chief
                                                  executive officer and a director of
                                                  Mitchell Hutchins. Prior to January
                                                  1995, Mrs. Alexander was an execu-
                                                  tive vice president of PaineWebber.
                                                  Mrs. Alexander is also a director
                                                  or trustee of one investment com-
                                                  pany and president of 31 other in-
                                                  vestment companies for which Mitch-
                                                  ell Hutchins or PaineWebber serves
                                                  as investment adviser.
Teresa M. Boyle; 37          Vice President      Ms. Boyle is a first vice president
                                                  and manager--advisory administra-
                                                  tion of Mitchell Hutchins. Prior to
                                                  November 1993, she was compliance
                                                  manager of Hyperion Capital Manage-
                                                  ment, Inc., an investment advisory
                                                  firm. Prior to April 1993, Ms.
                                                  Boyle was a vice president and man-
                                                  ager--legal administration of
                                                  Mitchell Hutchins. Ms. Boyle is
                                                  also a vice president of 31 other
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Gigi L. Capes; 31          Vice President and    Ms. Capes is a vice president and
                          Assistant Treasurer     the tax manager of the mutual fund
                                                  finance division of Mitchell
                                                  Hutchins. Prior to 1992, she was a
                                                  tax senior consultant with KPMG
                                                  Peat Marwick. Ms. Capes is also a
                                                  vice president and assistant trea-
                                                  surer of 31 other investment compa-
                                                  nies for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Joan L. Cohen; 31          Vice President and    Ms. Cohen is a vice president and
                          Assistant Secretary     attorney of Mitchell Hutchins.
                                                  Prior to December 1993, she was an
                                                  associate at the law firm of Seward
                                                  & Kissel. Ms. Cohen is also a vice
                                                  president and assistant secretary
                                                  of 24 other investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
C. William Maher; 34       Vice President and    Mr. Maher is a first vice president
                          Assistant Treasurer     and a senior manager of the mutual
                                                  fund fi-
                                                  nance division of Mitchell
                                                  Hutchins. Mr.

                                                           BUSINESS EXPERIENCE;
 NAME AND ADDRESS*; AGE     POSITION WITH TRUST            OTHER DIRECTORSHIPS
 ----------------------     -------------------            --------------------
                                                    Maher is also a vice president and
                                                    assistant treasurer of 31 other in-
                                                    vestment companies for which Mitch-
                                                    ell Hutchins or PaineWebber serves
                                                    as investment adviser.
 Dennis McCauley; 48          Vice President       Mr. McCauley is a managing director
                                                    and chief investment officer--fixed
                                                    income of Mitchell Hutchins. Prior
                                                    to December 1994, he was Director
                                                    of Fixed Income Investments of IBM
                                                    Corporation. Mr. McCauley is also a
                                                    vice president of 17 other invest-
                                                    ment companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Ann E. Moran; 38            Vice President and    Ms. Moran is a vice president of
                            Assistant Treasurer     Mitchell Hutchins. Ms. Moran is
                                                    also a vice president and assistant
                                                    treasurer of 31 other investment
                                                    companies for which Mitchell
                                                    Hutchins or PaineWebber serves as
                                                    investment adviser.
 Dianne E. O'Donnell; 43     Vice President and    Ms. O'Donnell is a senior vice pres-
                                 Secretary          ident and deputy general counsel of
                                                    Mitchell Hutchins. Ms. O'Donnell is
                                                    also a vice president and secretary
                                                    of 31 other investment companies
                                                    for which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Victoria E. Schonfeld;        Vice President      Ms. Schonfeld is a managing director
 44                                                 and general counsel of Mitchell
                                                    Hutchins. From April 1990 to May
                                                    1994, she was a partner in the law
                                                    firm of Arnold & Porter. Ms. Schon-
                                                    feld is also a vice president of 31
                                                    other investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as investment
                                                    adviser.
 Paul H. Schubert; 32        Vice President and    Mr. Schubert is a vice president and
                            Assistant Treasurer     a senior manager of the mutual fund
                                                    finance division of Mitchell
                                                    Hutchins. From August 1992 to Au-
                                                    gust 1994, he was a vice president
                                                    at BlackRock Financial Management,
                                                    L.P. Prior to August 1992, he
                                                    was an audit manager with Ernst &
                                                    Young LLP. Mr. Schubert is also a
                                                    vice

                                                         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE    POSITION WITH TRUST            OTHER DIRECTORSHIPS
----------------------    -------------------            --------------------
                                                  president and assistant treasurer
                                                  of 31 other investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Julian F. Sluyters; 35     Vice President and    Mr. Sluyters is a senior vice presi-
                               Treasurer          dent and the director of the mutual
                                                  fund finance division of Mitchell
                                                  Hutchins. Prior to 1991, he was an
                                                  audit senior manager with Ernst &
                                                  Young LLP. Mr. Sluyters is also a
                                                  vice president and treasurer of 31
                                                  other investment companies for
                                                  which Mitchell Hutchins or Paine-
                                                  Webber serves as investment advis-
                                                  er.
Gregory K. Todd; 38        Vice President and    Mr. Todd is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. Prior to 1993,
                                                  he was a partner in the law firm of
                                                  Shereff, Friedman, Hoffman &
                                                  Goodman. Mr. Todd is also a vice
                                                  president and assistant secretary
                                                  of 31 other investment companies
                                                  for which Mitchell Hutchins or
                                                  PaineWebber serves as investment
                                                  adviser.
Stuart Waugh; 40             Vice President      Mr. Waugh is a managing director and
                                                  a portfolio manager of Mitchell
                                                  Hutchins responsible for global
                                                  fixed income investments and cur-
                                                  rency trading. Mr. Waugh is also a
                                                  vice president of four other in-
                                                  vestment companies for which
                                                  Mitchell Hutchins serves as invest-
                                                  ment adviser.

Keith A. Weller; 34        Vice President and    Mr. Weller is a first vice president
                          Assistant Secretary     and associate general counsel of
                                                  Mitchell Hutchins. From September
                                                  1987 to May 1995, he was an attor-
                                                  ney in private practice. Mr. Weller
                                                  is also a vice president and assis-
                                                  tant secretary of 23 other invest-
                                                  ment companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the 1940 Act by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $3,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's trustees.

                              COMPENSATION TABLE

                                              PENSION OR                      TOTAL COMPENSATION
                             AGGREGATE    RETIREMENT BENEFITS    ESTIMATED    FROM THE TRUST AND
                           COMPENSATION   ACCRUED AS PART OF  ANNUAL BENEFITS  THE FUND COMPLEX
NAME OF PERSON, POSITION  FROM THE TRUST*  A FUND'S EXPENSES  UPON RETIREMENT PAID TO TRUSTEES**
------------------------  --------------- ------------------- --------------- ------------------
E. Garrett Bewkes, Jr.,
 Trustee and chairman of
 the board of trustees..         --               --                --                 --
Meyer Feldberg,
 Trustee................      $5,000              --                --             $86,050
George W. Gowen,
 Trustee................       4,500              --                --              71,425
Frederic V. Malek,
 Trustee................       5,000              --                --              77,875
Judith Davidson Moyers,
 Trustee................       4,250              --                --              71,125

--------
 * Represents fees paid to each trustee during the fiscal year ended October 31, 1994.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                ANNUAL
             AVERAGE DAILY NET ASSETS            RATE
             ------------------------           ------
             Up to $500 million................ 0.750%
             In excess of $500 million
              up to $1.0 billion............... 0.725
             In excess of $1.0 billion
              up to $1.5 billion............... 0.700
             In excess of $1.5 billion
              up to $2.0 billion............... 0.675
             Over $2.0 billion................. 0.650

  For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $12,723,592, $11,643,584 and $12,138,016, respectively.

  Under a service agreement pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, PaineWebber earned service fees of $487,859, $467,885 and $425,367, respectively.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund are allocated among the Fund or the Trust's other series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940
Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits in any fiscal year. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, no reimbursements were made pursuant to such limitation.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                      NET ASSETS
      INVESTMENT CATEGORY                                              ($ MIL)
      -------------------                                             ----------
      Domestic (excluding Money Market).............................. $ 5,680.0
      Global.........................................................   2,893.0
      Equity/Balanced................................................   2,748.3
      Fixed Income (excluding Money Market)..........................   5,825.0
        Taxable Fixed Income.........................................   4,083.1
        Tax-Free Fixed Income........................................   1,741.9
      Money Market Funds.............................................  20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owned to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of the Fund under separate distribution contracts with the Trust dated July 7, 1993 and November 10, 1995, (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Fund. Shares of the Fund are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber dated July 7, 1993 and November 10, 1995, relating to the Class A, Class B and Class C shares of the Fund (collectively, "Exclusive Dealer Agreements"), Paine Webber and its correspondent firms sell the Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), the Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, the Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, The Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the Trust's board of trustees at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Trust's board of trustees, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class of the Fund and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of shares of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

  For the fiscal year ended October 31, 1994, the Fund paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C
Plans:

Class A.............................................................. $1,664,223
Class B..............................................................  9,741,334
Class C..............................................................    905,849

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Fund during the fiscal year ended October 31, 1994:

                                    CLASS A

Marketing and advertising........................................... $  185,379
Printing of prospectuses and statements of additional information...      2,070
Branch network costs allocated and interest expense.................  2,848,615
Service fees paid to PaineWebber investment executives..............    748,899

                                    CLASS B

Marketing and advertising........................................... $  546,334
Amortization of commissions.........................................  4,087,428
Printing of prospectuses and statements of additional information...      3,029
Branch network costs allocated and interest expense.................  8,247,207
Service fees paid to PaineWebber investment executives..............  1,095,899

                                    CLASS C

Marketing and advertising........................................... $  327,380
Amortization of commissions.........................................    238,527
Printing of prospectuses and statements of additional information...        376
Branch network costs allocated and interest expense.................  4,375,412
Service fees paid to PaineWebber investment executives..............    101,907

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of the Fund's shares, including the PaineWebber retail branch system.

  In approving the Fund's overall Flexible Pricing SM system of distribution, the Trust's board of trustees considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Fund and attracting new investors and assets to the Fund to the benefit of the Fund and its shareholders; (2) facilitate distribution of the Fund's shares; and
(3) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan for the Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan for the Fund, the trustees considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Fund purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan for the Fund, the trustees considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of the Fund, which fees would increase if the Plan were successful and the Fund attained and maintained significant asset levels.

  Under the Distribution Contract between the Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                                          FISCAL YEAR ENDED
                                                             OCTOBER 31,
                                                      --------------------------
                                                        1994     1993     1992
                                                      -------- -------- --------
   Earned............................................ $193,492 $560,223 $966,683
   Retained..........................................   15,764   11,464   69,813

  For the fiscal year ended October 31, 1994, Mitchell Hutchins earned and retained $3,156,771 in contingent deferred sales charges paid upon certain redemptions of Class B shares.

                            PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, the Fund did not pay any brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the last three fiscal years, the Fund paid no brokerage commissions to Mitchell Hutchins or any of its affiliates.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For the fiscal year ended October 31, 1994, Mitchell Hutchins directed no portfolio transactions to brokers chosen for research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts, and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The annual portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1994 and October 31, 1993, the portfolio turnover rates for the Fund were: 108.48% and 89.65%, respectively.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                        INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Fund with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the tables of sales charges in the Prospectus. The sales charge payable on the purchase of

Class A shares of the Fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Fund among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds, including the Fund, offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing system on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of a CDSC Fund purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Fund, Mitchell Hutchins or their affiliates (or their spouses and children under age 21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of the Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Fund may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee, and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objectives, policies and restrictions.

  If conditions exist that make cash payments undesirable, the Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange, Inc. ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

  SYSTEMATIC WITHDRAWAL PLAN. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by the Fund of sufficient shares to provide the withdrawal payment specified by participants in the Fund's systematic withdrawal plan. The payment generally is mailed approximately five business days after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends and Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five business days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in the Fund without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends and Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM;
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R))

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether though the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard(R) transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the seven RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA Connecticut Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                         CONVERSION OF CLASS B SHARES

  Class B shares of the Fund will automatically convert to Class A shares, based on the relative net asset values per share of each of the two Classes, as of the close of business on the first Business Day (as defined below) of the month in which the sixth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If the shareholder acquired Class B shares of the Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion will be determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A, a pro rata portion of the Class B shares in the sub-account will also convert to Class A. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to (1) the continuing applicability of a ruling of the Internal Revenue Service that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and (2) the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. ("NYSE") on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. It should be recognized that judgment often plays a greater role in valuing non-investment grade debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:


 P(1 + T)/n/  = ERV

where:    P   = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
          T   = average annual total return of shares of that Class
          n   = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following table shows performance information for the Class A, Class B and Class C shares (formerly Class D shares) of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an annual average return.

                                                      CLASS A  CLASS B  CLASS C
                                                      -------  -------  -------
Fiscal year ended October 31, 1994:
  Standardized Return*...............................  (5.77)%  (7.62)%  (3.03)%
  Non-Standardized Return............................  (1.81)%  (2.62)%  (2.28)%
Five years ended October 31, 1994:
  Standardized Return*...............................     NA     7.64 %     NA
  Non-Standardized Return............................     NA     7.94 %     NA
Inception** to October 31, 1994:
  Standardized Return................................   5.09 %   9.43 %  3.51 %
  Non-Standardized Return............................   6.38 %   9.43 %  3.51 %

--------
  *All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4%. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period.
 **The inception date for each Class of the Fund is as follows: Class A--July
  1, 1991, Class B--March 20, 1987 and Class C--July 2, 1992.

  YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a 30-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:


                    a-b
     YIELD    = 2[ (--- + 1)/6/-1 ]
                    cd



 where:   a   = interest earned during the Period attributable to a Class of shares
          b   = expenses accrued for the Period attributable to a Class of shares (net of reimbursements)
          c   = the average daily number of shares of a Class outstanding during the Period that were entitled to receive dividends
          d   = the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period.


  Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the Fund's current maximum 4% initial sales charge on Class A shares is included. For the 30-day period ended October 31, 1994, the yields for its Class A shares, Class B shares and Class C shares were 6.38%, 5.87% and 6.14%, respectively.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for world income funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Morgan Stanley Capital International Perspective Indices, the Salomon Brothers World Government Index, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Salomon Brothers Non-U.S. Dollar Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If shares of the Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  The Fund may acquire zero coupon Treasury securities issued with original issue discount. As the holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PAINEWEBBER INVESTMENT SERIES. Prior to July 1, 1991, the name of the Fund was "PaineWebber Master Global Income Fund." Prior to November 10, 1995, the Fund's Class C shares were known as "Class D" shares.

  PaineWebber Investment Series is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  CLASS-SPECIFIC EXPENSES. The Fund might determine to allocate certain of its expenses (in addition to distribution fees) to the specific Classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the Classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each Class and the relative amounts of net assets in each Class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants.

                             FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1994 and its Semi-Annual Report to Shareholders for the six months ended April 30, 1995, are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and (with respect to the Annual Report to Shareholders) report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                                   APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

  Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

  AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions.....................................    1
Hedging and Related Income Strategies....................................    7
Trustees and Officers....................................................   16
Investment Advisory and Distribution Arrangements........................   22
Portfolio Transactions...................................................   27
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services..........................................................   28
Conversion of Class B Shares.............................................   32
Valuation of Shares......................................................   33
Performance Information..................................................   34
Taxes....................................................................   37
Other Information........................................................   39
Financial Statements.....................................................   40
Appendix.................................................................   41

(C)1995 PaineWebber Incorporated
[RECYCLED PAPER LOGO APPEARS HERE]  Recycled Paper



                                                                     PaineWebber
                                                              Global Income Fund



--------------------------------------------------------------------------------
                                             Statement of Additional Information
                                                              November 10, 1995,
                                                     as revised December 1, 1995

--------------------------------------------------------------------------------


                                             [LOGO OF PAINE WEBBER APPEARS HERE]

                         PAINEWEBBER GLOBAL INCOME FUND

                                 CLASS Y SHARES

              1285 AVENUE OF THE AMERICAS NEW YORK, NEW YORK 10019
PaineWebber Global Income Fund ("Fund"), a series of PaineWebber Investment Se-ries ("Trust"), seeks high current income consistent with prudent investment risk and, secondarily, capital appreciation. The Fund invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies.
This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 10, 1995 (which is incorporated by reference herein) has been filed with the Securities and Ex-change Commission. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings In-vestment Plan ("PW SIP") may make further inquiries by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 or by calling 1-201-902-4444.
  The Class Y shares described in this Prospectus are currently offered for sale primarily to participants in the INSIGHT Investment Advisory Program ("IN-SIGHT"), when purchased through that program, and the trustee of the PW SIP on behalf of that Plan. See "Purchases."

                                ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

               The date of this Prospectus is November 10, 1995.

                            PAINEWEBBER INCORPORATED

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                --------------

                                 FUND EXPENSES

  The following tables are intended to assist investors in understanding the expenses associated with investing in Class Y shares of the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (as a percentage of average net assets)

Management fees........................................................... 0.72%
12b-1 fees................................................................ 0.00%
Other expenses............................................................ 0.16%
                                                                           ----
Total operating expenses.................................................. 0.88%
                                                                           ====

-------
* See "Management" for additional information. The fees and expenses are those actually incurred for the fiscal year ended October 31, 1994. Participation in INSIGHT is subject to payment of an advisory fee at the maximum annual rate of 1.50% of assets held through INSIGHT. This account charge is not included in the table because non-INSIGHT participants are permitted to purchase Class Y shares of the Fund.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

  An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

       ONE YEAR            THREE YEARS                   FIVE YEARS                   TEN YEARS
       --------            -----------                   ----------                   ---------
         $ 9                   $28                          $49                         $108

  This Example assumes that all dividends and other distributions are rein-vested and that the percentage amounts listed under Annual Fund Operating Ex-penses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the Securi-ties and Exchange Commission ("SEC") applicable to all mutual funds; the as-sumed 5% annual return is not a prediction of, and does not represent, the pro-jected or actual performance of the Class Y shares of the Fund.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses attributable to the Fund's Class Y shares will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

                             FINANCIAL HIGHLIGHTS

  The table below provides selected per share data and ratios for one Class Y share of the Fund for each of the periods shown. This information is supple-mented by the financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1994, which are incorporated by reference into the Statement of Additional In-formation. The financial statements and notes and the financial information in the table below, insofar as they relate to the three years in the period ended October 31, 1994 and the period August 26, 1991 (commencement of offering of shares) to October 31, 1991, have been audited by Price Waterhouse LLP, inde-pendent accountants, whose unqualified report thereon also is included in the Annual Report to Shareholders. The financial statements and notes and the fi-nancial information in the table below insofar as they relate to the six months ended April 30, 1995 have been taken from the records of the Fund with-out examination by independent accountants, who do not express an opinion thereon. Further information about the Fund's performance also is included in the Annual Report to Shareholders, which may be obtained without charge.

                                                                       FOR THE
                            FOR THE SIX                                PERIOD
                              MONTHS     FOR THE YEARS ENDED         AUGUST 26,
                            ENDED APRIL      OCTOBER 31,              1991+ TO
                             30, 1995   ---------------------------  OCTOBER 31,
                            (UNAUDITED)  1994      1993       1992      1991
                            ----------- -------   -------    ------  -----------
Net asset value, beginning
 of period................    $  9.99    $10.97   $ 10.64    $10.76    $10.53
                              -------   -------   -------    ------    ------
 Net investment income....       0.41      0.75      0.71      0.81      0.17
 Net realized and
  unrealized gains
  (losses) from investment
  and foreign currency
  transactions............       0.18     (1.06)     0.58     (0.08)     0.32
                              -------   -------   -------    ------    ------
Total increase/decrease
 from investment
 operations...............       0.59     (0.31)     1.29      0.73      0.49
                              -------   -------   -------    ------    ------
 Dividends from net
  investment income.......      (0.34)    (0.34)    (0.82)    (0.67)    (0.24)
 Distributions from net
  realized gains on
  investments and foreign
  currency transactions...        --        --      (0.14)    (0.18)    (0.02)
 Paid in capital..........        --      (0.33)      --        --        --
                              -------   -------   -------    ------    ------
Total dividends and
 distributions............      (0.34)    (0.67)    (0.96)    (0.85)    (0.26)
                              -------   -------   -------    ------    ------
Net asset value, end of
 period...................    $ 10.24     $9.99   $ 10.97    $10.64    $10.76
                              =======   =======   =======    ======    ======
Total investment
 return(1)................       5.84%    (2.86)%   12.60%     6.98%     4.63%
                              =======   =======   =======    ======    ======
Ratios/Supplemental Data:
 Net assets, end of period
  (000's).................    $12,478   $12,975   $12,043    $7,252    $2,565
 Expenses to average net
  assets..................       0.91%*    0.88%     1.06%**   0.94%     1.09%*
 Net investment income to
  average net assets......       7.86%*    7.23%     7.00%**   8.15%     8.79%*
 Portfolio turnover rate..         92%      108%       90%       92%       53%

-------
* Annualized.
** Includes 0.15% of interest expense related to the reverse repurchase agree-
   ment transactions entered into during the fiscal year.
+ Commencement of offering of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capi-tal gain distributions at net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total invest-ment return information for periods less than one year is not annualized.

                      INVESTMENT OBJECTIVES AND POLICIES

  The Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund is a non-diversified series of an open-end management investment com-pany. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is the Fund's investment adviser and administrator.

  The Fund seeks to achieve its objectives by investing principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by su-pranational organizations, or issued by foreign or U.S. companies.

  There can be no assurance that the Fund will achieve its investment objec-tives. The Fund's net asset value fluctuates based upon changes in the value of its portfolio securities. The Fund's investment objectives and certain in-vestment limitations as described in the Statement of Additional Information are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the Trust's board of trustees without shareholder approval.

  Normally, at least 65% of the Fund's total assets are invested in high qual-ity debt securities, denominated in foreign currencies or U.S. dollars, of is-suers located in at least three of the following countries: Australia, Aus-tria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securi-ties of issuers located in any one country.

  The Fund's portfolio consists primarily of debt securities rated within one of the two highest grades assigned by Standard & Poor's, a division of The Mc-Graw Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") or another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Under normal market conditions, at least 65% of its total assets are invested in the following: (1) high quality debt securities issued or guaranteed by U.S. or foreign governments or their agencies, instrumentalities or political subdivi-sions; (2) high quality debt securities issued or guaranteed by supranational organizations such as the International Bank for Reconstruction and Develop-ment ("World Bank"); (3) high quality U.S. or foreign corporate debt securi-ties, including commercial paper; (4) high quality debt obligations of banks and bank holding companies; and (5) repurchase agreements involving these se-curities. Up to 5% of the Fund's total assets may be invested in debt securi-ties convertible into equity securities, although the Fund has no current in-tention of converting such securities or holding them as equity securities upon conversion. Mitchell Hutchins expects that normally more than 50% of the Fund's assets will be invested in U.S. and foreign government securities in order to minimize credit risk and to take advantage of opportunities that his-torically have been presented by, and are perceived to exist today with re-spect to, such instruments.

  The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a NRSRO but rated BBB or better by S&P, Baa or better by Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in sov-ereign debt securities rated below BBB by S&P, Baa by Moody's or comparably rated by another NRSRO but no lower than BB by S&P, Ba by Moody's or compara-bly rated by another NRSRO or, in the case of such securities assigned a com-mercial paper rating, no lower than B by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will pur-chase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investment warrants exposure to the additional level of risk.

  As of the end of its 1994 fiscal year, the Fund had 100% of its net assets in debt securities that received a rating from a NRSRO. The Fund had the fol-lowing percentages of its net assets invested in rated securities: AAA/Aaa (including cash and cash equivalents)--82.5%, AA/Aa--4.7%, A/A--2.5%, BBB/Baa--6.2%, BB/Ba--2.9% and B--1.1%. It should be noted that this informa-tion reflects the composition of the Fund's assets as of the end of the 1993 fiscal year and is not necessarily representative of the Fund's assets as of any other time in the 1994 fiscal year, the current fiscal year or any other time in the future.

  Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Fund's portfolio. See "Other Investment Policies and Risk Factors--Debt Securities."

OTHER INVESTMENT POLICIES AND RISK FACTORS

  FOREIGN SECURITIES. The Fund's investment policies are designed to enable it to capitalize on unique investment opportunities presented throughout the world and in international financial markets influenced by the increasing in-terdependence of economic cycles and currency exchange rates. As of December 31, 1994, more than 63% of the Salomon Brothers World Government Bond Index was represented by securities denominated in currencies other than the U.S. dollar.

  Over the past eight years, debt securities offered by certain foreign gov-ernments provided higher investment returns than U.S. government debt securi-ties. Such returns reflect interest rates and other market conditions prevail-ing in those countries and the effect of gains and losses in the denominated currencies, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in cer-tain markets have been significant, and negative returns have been experienced in various markets from time to time.

  Mitchell Hutchins believes that over time investment in a composite of for-eign fixed income markets and in the U.S. government and corporate bond mar-kets is less risky than a portfolio comprised exclusively of foreign debt se-curities and provides investors with the potential to earn a higher return than a portfolio invested exclusively in U.S. debt securities.

  Investments in foreign securities involve risks relating to political, so-cial and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and mar-kets are subject. These risks may include expropriation, confiscatory taxa-tion, withholding taxes on interest, limitations on the use or transfer of Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. While the Fund generally invests only in securities that are traded on recog-nized exchanges or in over-the-counter markets, from time to time foreign se-curities may be difficult to liquidate rapidly without significantly depress-ing the price of such securities. There may be less publicly available infor-mation concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving se-curities settlement where Fund assets may be released prior to receipt of pay-ment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

  Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar (as are some securities of U.S. issuers), changes in for-eign currency exchange rates will affect the Fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to share-holders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addi-tion, some foreign currency values may be volatile and there is the possibil-ity of governmental controls on currency exchange or governmental intervention in currency markets. Any of these factors could adversely affect the Fund.

  The costs attributable to foreign investing that the Fund must bear fre-quently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of securities in foreign countries exceed custodian costs related to domestic securities.

  The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries gener-ally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely af-fected by economic conditions in the countries with which they trade. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctu-ations in inflation rates have had and may continue to have very negative ef-fects on the economies and securities markets of certain emerging market coun-tries. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activi-ties of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve addi-tional costs to the Fund. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

  DEBT SECURITIES. The market value of debt securities generally varies in-versely with interest rate changes. Ratings of debt securities represent the NRSROs' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. Mitchell Hutchins would consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it.

Credit ratings attempt to evaluate the safety of principal and interest pay-ments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. See the Statement of Additional Information for more in-formation about S&P's and Moody's ratings.

  The Fund is permitted to invest up to 35% of its total assets in securities rated BBB by S&P or Baa by Moody's. These securities are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest pay-ments than is the case for higher-rated securities. Within this 35% limita-tion, the Fund may invest up to 20% of its total assets in sovereign debt se-curities rated below investment grade but no lower than BB by S&P, Ba by Moody's or comparably rated by another NRSRO or, in the case of such securi-ties assigned a commercial paper rating, no lower than B by S&P or comparably rated by another NRSRO. These securities are deemed by those NRSROs to be pre-dominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Such securities are commonly referred to as "junk bonds." Commercial paper rated B by S&P is regarded by it as having only an adequate capacity for timely payment. The Fund is also permitted to purchase debt securities that are not rated by a NRSRO but Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securi-ties are included in the computation of any percentage limitations applicable to the comparable rated securities.

  Debt securities rated below investment grade generally offer a higher cur-rent yield than that available for higher grade issues, but they involve higher risks, in that they are especially subject to adverse changes in gen-eral economic conditions and in the industries in which the issuers are en-gaged, to changes in the financial condition of the issuers and to price fluc-tuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience fi-nancial stress, which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such se-curities frequently are unsecured and subordinated to the prior payment of se-nior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth has generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantial-ly, reflecting an expectation that many issuers of such securities might expe-rience financial difficulties. As a result, the yields on lower rated debt se-curities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial por-tion of their value as a result of the issuers' financial restructuring or de-fault. There can be no assurance that such declines will not recur. The market for lower rated debt securities generally is thinner and less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  U.S. AND FOREIGN GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are backed by the full faith and credit of the United States (such as Govern-ment National Mortgage Association certificates), securities that are supported primarily or solely by the creditworthiness of the issuer (such as securities issued by the Resolution Funding Corporation and the Tennessee Valley Authori-
ty) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). The Fund is authorized to invest in mortgage-backed securities guaranteed by the Government National Mortgage Association but has no current intention of investing more than 10% of its total assets in such securities.

  The Fund may invest in "zero coupon" Treasury securities, which are U.S. Treasury bills, notes and bonds that have been stripped of their unmatured in-terest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash in-terest to its holder prior to maturity. Accordingly, these securities usually are issued and traded at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing inter-est rates than debt obligations of comparable maturities that make current dis-tributions of interest. Federal tax law requires that the holder of a zero cou-pon security include in gross income each year the original issue discount that accrues on the security for the year, even though the holder receives no inter-est payment on the security during the year. For additional discussion of the tax treatment of zero coupon Treasury securities, see "Taxes" in the Statement of Additional Information.

  The foreign government securities in which the Fund may invest generally con-sist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organiza-tions designated or supported by governmental entities to promote economic re-construction or development, international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

  Foreign government securities also include debt securities of "quasi-govern-mental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). An example of a multina-tional currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Union. Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also in-clude mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agen-cies.

  Investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sov-ereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

  HEDGING AND RELATED INCOME STRATEGIES. The Fund may use options (both ex-change-traded and over-the-counter) and futures contracts to attempt to enhance income and may attempt to reduce the overall risk of its investments (hedge) by using op-tions, futures contracts and forward currency contracts. Hedging strategies may be used in an attempt to manage the Fund's foreign currency exposure, its average duration, and other risks of the Fund's investments that can cause fluctuations in its net asset value. The use of options and futures contracts solely to enhance income may be considered a form of speculation. The Fund's ability to use these strategies may be limited by market conditions, regula-tory limits and tax considerations. Use of options and futures contracts solely to enhance income may be considered a form of speculation. The Appendix to this Prospectus describes the hedging instruments that may be used by the Fund and the Statement of Additional Information contains further information on these strategies.

  The Fund may enter into forward currency contracts, buy or sell foreign cur-rency futures contracts, write (sell) covered put or call options and buy put or call options on securities, foreign currencies and such futures contracts. The Fund may enter into options and futures contracts under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets.

  The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to spe-cific transactions or with respect to its portfolio positions. For example, when Mitchell Hutchins anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. The Fund also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Fund's securities denominated in such currency. The Fund may use forward contracts in one currency or a basket of currencies to hedge against fluctua-tions in the value of another currency when Mitchell Hutchins anticipates there will be a correlation between the two and may use forward currency con-tracts to shift the Fund's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to mini-mize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Fund may enter into interest rate protection transactions, including in-terest rate swaps and interest rate caps, collars and floors, for hedging pur-poses. For example, the Fund may enter into interest rate protection transac-tions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will enter into in-terest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in ac-cordance with guidelines established by the Trust's board of trustees.

  The Fund might not employ any of the strategies described above, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Fund, the Fund might have been in a better po-sition had it not hedged at all. The use of these strategies involves certain special risks, including (1) the fact that skills needed to use hedging in-struments are different from those needed to select the Fund's securities, (2) possible imperfect correlation, or even no correlation, between price move-ments of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the pos-sible inability of the Fund to purchase or sell a port-folio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvanta-geous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or to liquidate its hedged position.

  New financial products and risk management techniques continue to be devel-oped. The Fund may use these instruments and techniques to the extent consis-tent with its investment objectives and regulatory and tax considerations.

  REPURCHASE AGREEMENTS. The Fund may use repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the secu-rities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the pur-chased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the mar-ket value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase debt ob-ligations on a "when-issued" basis or may purchase or sell securities for de-layed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are de-livered. However, when the Fund purchases securities on a when-issued or de-layed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by a counterparty to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market con-ditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in il-liquid securities, including certain cover for over-the-counter options, re-purchase agreements with maturities in excess of seven days and securities whose disposition is restricted under the federal securities laws (other than "Rule 144A securities" Mitchell Hutchins has determined to be liquid under procedures approved by the Trust's board of trustees). Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 ("1933 Act"). Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for re-stricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the

Fund, however, could affect adversely the marketability of such portfolio se-curities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in re-covering the securities.

  PORTFOLIO TURNOVER. The Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate (100% or higher) for the Fund will involve correspondingly greater transaction costs, which will be borne directly by the Fund, and may increase the potential for short-term cap-ital gains.

OTHER INFORMATION

  The Fund is "non-diversified," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a "regulated investment company" for federal income tax purposes. See "Dividends and Taxes." This means, in general, that more than 5% of the Fund's total as-sets may be invested in securities of one issuer (including a foreign govern-ment), but only if, at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares.

  When Mitchell Hutchins believes unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to cash (U.S. dollars or foreign currencies) or money market instruments of U.S. or foreign issuers, including repurchase agreements. The Fund may also engage in short sales of securities "against the box" to defer realization of gains or losses for tax or other purposes. The Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets.

                                   PURCHASES

  Class Y shares are sold to eligible investors at the net asset value next determined (see "Valuation of Shares") after the purchase order is received at PaineWebber's New York City offices or, for purchases by the trustee of the PW SIP, by the Fund's transfer agent ("Transfer Agent"). No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to Rule 12b-1 distribution or service fees. Mitchell Hutchins is the distribution of the Fund's shares and has appointed Paine Webber Incorporated ("PaineWebber") as the exclusive dealer for the sale of those shares. The Fund and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the of-fering of the Class Y shares for a period of time.

  PURCHASES BY INSIGHT PARTICIPANTS. An investor who purchases $50,000 or more of shares of the mutual funds that are available to INSIGHT participants (which include the PaineWebber mutual funds in the Flexible Pricing System SM and certain specified other mutual funds) may take part in INSIGHT, a total portfolio asset allocation program sponsored by PaineWebber, and thus become eligible to purchase Class Y shares. INSIGHT offers comprehensive investment services, including a personalized asset allocation investment strategy using an appropriate combination of funds, monitoring of investment performance and comprehensive quarterly reports that cover market trends, portfolio summaries and personalized account information. Participation in INSIGHT is subject to payment of an advisory fee to PaineWebber at the maximum annual rate of 1.5% of assets held through the program (generally charged quarterly in advance), which covers all INSIGHT investment advisory services and program administra-tion fees. Employees of PaineWebber and its affiliates are entitled to a 50% reduction in the fee otherwise payable for participation in INSIGHT. INSIGHT clients may elect to have their INSIGHT fees charged to their PaineWebber ac-counts (by the automatic redemption of money market fund shares) or, if a qualified plan, invoiced. Please contact your PaineWebber investment executive or PaineWebber correspondent firm or call 1-800-647-1568 for more information concerning mutual funds that are available to INSIGHT participants or for other INSIGHT program information.

  PURCHASES BY THE TRUSTEE OF THE PW SIP. Class Y shares also are offered for sale to the trustee of the PW SIP, a defined contribution plan sponsored by Paine Webber Group Inc. ("PW Group"). The trustee of the PW SIP purchases Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions. INDIVIDUAL PLAN PARTICIPANTS SHOULD CONSULT THE PLAN INFORMATION STATEMENT AND SUMMARY PLAN DESCRIPTION OF THE PW SIP (COLLECTIVELY, "PLAN DOCUMENTS") FOR A DESCRIPTION OF THE PROCE-DURES AND LIMITATIONS APPLICABLE TO MAKING AND CHANGING INVESTMENT CHOICES. Copies of the Plan Documents are available from the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087 (telephone 1-201-902-4444).

  As described in the Plan Documents, the average net asset value per share at which Class Y shares of the Fund are purchased by the trustee of the PW SIP for the accounts of individual participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the PW SIP.

  ACQUISITION OF CLASS Y SHARES BY OTHERS. Present holders of Class Y shares of a former Mitchell Hutchins/Kidder, Peabody ("MH/KP") mutual fund who are not current INSIGHT participants may acquire Class Y shares of the Fund only when those shares are issued in connection with the reorganization of the MH/KP mutual fund into the Fund. This category includes former employees of Kidder, Peabody & Co., Incorporated ("Kidder, Peabody"), their associated ac-counts and present and former directors and trustees of the MH/KP mutual funds. Dividends and other distributions on Class Y shares of the Fund issued in connection with the reorganization will be paid in additional Class Y shares at net asset value, unless the shareholder has requested cash payments. These holders may not otherwise purchase additional Class Y shares.

  The Fund is authorized to offer Class Y shares to other employee benefit and retirement plans of PW Group and its affiliates and certain other investment advisory programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. At present, however, INSIGHT participants and the PW SIP are the only purchasers in these two categories.

                                  REDEMPTIONS

  Class Y shares may be redeemed at their net asset value, and redemption pro-ceeds will be paid after receipt of a redemption request, as described below.

  REDEMPTIONS THROUGH PAINEWEBBER OR CORRESPONDENT FIRMS. INSIGHT participants who are Class Y shareholders may submit redemption requests to their invest-ment executives or cor-respondent firms in person or by telephone, mail or wire. As the Fund's agent, PaineWebber may honor a redemption request by repurchasing Class Y shares from a redeeming shareholder at the shares' net asset value next determined after receipt of the request by PaineWebber's New York City offices. Within three Business Days after receipt of the request, repurchase proceeds will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder. PaineWebber investment executives and correspondent firms are responsible for promptly forwarding redemption requests to PaineWebber's New York City offices. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange, Inc. ("NYSE") is open for business.

  PaineWebber reserves the right not to honor any redemption request, in which case PaineWebber promptly will forward the request to the Transfer Agent for treatment as described below.

  REDEMPTION THROUGH THE TRANSFER AGENT. Shareholders also may redeem Class Y shares through the Fund's Transfer Agent, PFPC Inc. ("Transfer Agent"). Share-holders should mail redemption requests directly to the Transfer Agent: PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, Delaware 19899. A redemption request will be executed at the net asset value next com-puted after it is received in "good order," and redemption proceeds will be paid within seven days of the receipt of the request. "Good order" means that the request must be accompanied by the following: (1) a letter of instruction or a stock assignment specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered, (2) a guarantee of the signature of each registered owner by an eligible institution acceptable to the Transfer Agent and in accordance with SEC rules, such as a commercial bank, trust company or member of a recog-nized stock exchange and (3) other supporting legal documents for estates, trusts, guardianships, custodianships, partnerships and corporations. Share-holders are responsible for ensuring that a request for redemption is received in "good order."

  REDEMPTIONS FOR PARTICIPANTS IN PW SIP. The trustee of the PW SIP redeems Class Y shares to implement the investment choices of individual plan partici-pants with respect to their PW SIP contributions, as described in the Plan Documents referenced under "Purchases" above. As described in the Plan Docu-ments, the average net asset value per share at which Class Y shares are re-deemed by the trustee of the PW SIP might be more or less than the net asset value per share prevailing at the time that such participants made their in-vestment choices.

  ADDITIONAL INFORMATION ON REDEMP- TIONS. A shareholder (other than a partic-ipant in the PW SIP) may have redemption proceeds of $1 million or more wired to the shareholder's PaineWebber brokerage account or a commercial bank ac-count designated by the shareholder. Questions about this option, or redemp-tion requirements generally, should be referred to the shareholder's PaineWebber investment executive or correspondent firm. If a shareholder re-quests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to 15 days.

  Because the Fund incurs certain fixed costs in maintaining shareholder ac-counts, the Fund reserves the right to redeem all Fund shares in any share-holder account having a net asset value below the lesser of $500 or the cur-rent minimum for initial purchases. If the Fund elects to do so, it will no-tify the shareholder and provide the shareholder the opportunity to increase the amount invested to the minimum required level or more within 60 days of the notice. The Fund will not redeem accounts that fall below the minimum re-quired level solely as a result of a reduction in net asset value per share.

                              DIVIDENDS AND TAXES

  DIVIDENDS. The Fund distributes substantially all of its net investment in-come to shareholders each year. Income dividends are declared monthly and may be accompanied by net realized short-term capital gains and net realized gains from foreign currency transactions.

  Substantially all of the Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any undistributed net short-term capital gain and realized gains from foreign currency transactions is dis-tributed annually. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. If the Fund's dividends and other distributions exceed its taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) in any year, which may occur due to currency-related losses or short-term capital losses, all or a portion of its dividends may be treated as a non-taxable return of capital to shareholders for tax purposes.

  PW SIP PARTICIPANTS. Dividends and distributions are paid in additional Class Y shares at net asset value unless the Transfer Agent is instructed otherwise.

  INSIGHT PARTICIPANTS. Dividends and other distributions are paid in addi-tional Class Y shares at net asset value unless the shareholder has requested cash payments. Class Y shareholders who wish to receive dividends and/or other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their PaineWebber invest-ment executives or correspondent firms.

  TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

  PW SIP PARTICIPANTS. Qualified profit-sharing plans such as the PW SIP pay no federal income tax. Individual participants in the PW SIP should consult the Plan Documents and their own tax advisers for information on the tax conse-quences associated with participating in the PW SIP.

  INSIGHT PARTICIPANTS. Dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) generally are tax-able to its shareholders as ordinary income. Distributions of the Fund's net capital gain (whether paid in cash or in additional Fund shares) are taxable to its shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Shareholders not subject to tax on their income gener-ally will not be required to pay tax on amounts distributed to them.

  The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year. Under certain circumstances, the notice also will specify the share-holder's share of any foreign taxes paid by the Fund, in which event the share-holder would be required to include in his gross income his pro rata share of those taxes but might be entitled to claim a credit or deduction for those tax-es.

  The Fund is required to withhold 31% of all dividends, capital gain distribu-tions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

  A redemption of Fund shares may result in taxable gain or loss to the redeem-ing shareholder, depending upon whether the redemption proceeds payable to the shareholder are more or less than the shareholder's adjusted basis for the re-deemed shares. In addition, if shares of the Fund are pur-chased within 30 days before or after redeeming other Fund shares at a loss, all or a portion of that loss will not be deductible and will increase the ba-sis of the newly acquired shares.

  The foregoing is only a summary of some of the important federal tax consid-erations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other feder-al, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers.

                              VALUATION OF SHARES

  The net asset value of the Fund's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets minus all li-abilities by the total number of Fund shares outstanding.

  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. The amortized cost method of valuation gen-erally is used to value debt obligations with 60 days or less remaining to ma-turity, unless the board of trustees determines that this does not represent fair value. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate. It should be rec-ognized that judgment plays a greater role in valuing lower rated debt securi-ties because there is less reliable, objective data available.

                                  MANAGEMENT

  The Trust's board of trustees, as part of its overall management responsi-bility, oversees various organizations responsible for the Fund's day-to-day management. Mitchell Hutchins, the Fund's investment adviser and administra-tor, makes and implements all investment decisions and supervises all aspects of the Fund's operations. Mitchell Hutchins receives a monthly fee for these services. For the fiscal year ended October 31, 1994, the Fund paid advisory fees at the effective annual rate of 0.72% of its average daily net assets. The Fund's advisory fees are higher than those paid by most investment compa-nies to their advisers, but Mitchell Hutchins believes the fees are justified by the global nature of the Fund's investment activities. Brokerage transac-tions for the Fund may be conducted through PaineWebber or its affiliates in accordance with procedures adopted by the Trust's board of trustees.

  The Fund incurs other expenses and, for the fiscal year ended October 31, 1994, the Fund's total expenses for its Class Y shares, stated as a percentage of net assets was 0.88%. See "Fund Expenses."

  Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by PW Group, the sponsor of the PW SIP and a publicly owned fi-nancial services holding company. At October 31, 1995, Mitchell Hutchins was adviser or sub-adviser of 38 investment companies with 75 separate portfolios and aggregate assets of over $29 billion, including over $2.9 billion in global funds.

  Stuart Waugh has been primarily responsible for the day-to-day portfolio management of the Fund since its inception. Mr. Waugh is a vice president of the Trust and a managing director of global fixed income investments of Mitch-ell Hutchins. Mr. Waugh has been employed by Mitchell Hutchins as a portfolio manager for more than the past five years.

  Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations per-taining to global fixed income investments.

  Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes proce-dures for persons investing and restricts certain transactions.

                            PERFORMANCE INFORMATION

  The Fund performs a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in the Fund as a steady com-pound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. One-, five- and ten-year periods will be shown, unless the Class has been in existence for a shorter period. Total return calculations assume reinvestment of dividends and other distribu-tions.

  The Fund may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof.

  The Fund also may advertise its yield. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Class Y share, expressed as an annualized percentage of the net asset value per share at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

  Yield and total return information reflects past performance and does not necessarily indicate future results. Investment return and principal values will fluctuate, and proceeds upon redemption may be more or less than a share-holder's cost.

                              GENERAL INFORMATION

  ORGANIZATION. PaineWebber Investment Series is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated December 22, 1986. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. At present, there are no series other than the Fund.

  The shares of beneficial interest of the Fund are divided into four classes, designated Class A shares, Class B shares, Class C shares and Class Y shares. Each Class represents interests in the same assets of the Fund. Class A, B and C differ as follows: (1) each Class has exclusive voting rights on matters pertaining to its plan of distribution, (2) Class A shares generally are sub-ject to an initial sales charge, (3) Class B shares bear ongoing distribution fees, may be subject to a contingent deferred sales charge upon most redemp-tions and will automatically convert to Class A shares approximately six years after issuance, (4) Class C shares are not subject to an initial sales charge, but are subject to a coeferred sales charge if redeemed within one year after issuance, bear ongoing distribution fees and do not convert into another Class and (5) each Class may bear differing amounts of certain Class-specific ex-penses. Class Y shares are subject to neither an initial or contingent de-ferred sales charge nor ongoing service or distribution fees.

  The different sales charges and other expenses applicable to the different Classes of Fund shares may affect the performance of those Classes. More in-formation concerning the other Classes of Fund shares offered to the public may be obtained from a PaineWebber investment executive or correspondent firm or by calling 1-800-647-1568.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are re-quired to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the share-holders of record holding at least 10% of the Trust's outstanding shares. Each share of the Fund has equal voting rights, except as noted above. Each share of the Fund is entitled to participate equally in dividends and other distri-butions and the proceeds of any liquidation, except that, due to the differing expenses borne by the four Classes, such dividends and proceeds are likely to be lower for the other Classes than for the Class Y shares.

  To avoid additional operating costs and for investor convenience, share cer-tificates are not issued. Ownership of shares of the Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the Fund's assets and em-ploys foreign sub-custodians, approved by the Trust's board of trustees in ac-cordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. PFPC Inc., a subsidiary of PNC Bank, National Association, whose principal business address is 400 Bellevue Parkway, Wil-mington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

  CONFIRMATIONS AND STATEMENTS. Share-holders receive confirmations of pur-chases and redemptions of shares of the Fund. PaineWebber clients receive statements at least quarterly that report their Fund activity and consolidated year-end statements that show all Fund transactions for that year. Sharehold-ers also receive audited annual and unaudited semi-annual financial statements of the Fund. The PW SIP receives confirmations of purchases and redemptions of shares of the Fund and quarterly statements from the Transfer Agent. The PW SIP also receives audited annual and unaudited semi-annual financial state-ments of the Fund. PW SIP participants receive periodic information, including quarterly statements, about their plan participation from the PW SIP plan ad-ministrator.

                                    APPENDIX

The Fund may use the following hedging instruments:

  OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exer-cise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and for-eign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a spec-ified type of currency at a specified future time and at a specified price. Al-though such futures contracts by their terms call for actual delivery or ac-ceptance of currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to op-tions on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short po-sition if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exer-cise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that repre-sents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will as-sume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obliga-tion to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the par-ties, at a price set at the time the contract is entered into.

                               TABLE OF CONTENTS

Fund Expenses...............................................................   2
Financial Highlights........................................................   3
Investment Objectives and Policies..........................................   4
Purchases...................................................................  11
Redemptions.................................................................  12
Dividends and Taxes.........................................................  14
Valuation of Shares.........................................................  15
Management..................................................................  15
Performance Information.....................................................  16
General Information.........................................................  16
Appendix....................................................................  18




(C) 1995 PaineWebber Incorporated

  Printed on Recycled Paper
[RECYCLED LOGO APPEARS HERE]

    PAINEWEBBER




GLOBAL INCOME FUND
Class Y Shares





PROSPECTUS
November 10, 1995
-------------------------------

                         PAINEWEBBER GLOBAL INCOME FUND
                                 CLASS Y SHARES
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  PaineWebber Global Income Fund ("Fund") is a non-diversified series of PaineWebber Investment Series ("Trust"), a professionally managed mutual fund. The Fund seeks high current income consistent with prudent investment risk, with capital appreciation as a secondary objective; it invests principally in high quality debt securities issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by foreign or U.S. companies. The Fund's investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). As distributor for the Fund, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of Fund shares. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated November 10, 1995. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm or by calling toll-free 1-800-647-1568. Participants in the PaineWebber Savings Investment Plan may obtain a copy of the Prospectus by contacting the PaineWebber Incorporated Benefits Department, 1000 Harbor Boulevard, 10th Floor, Weehawken, New Jersey 07087, or by calling 1-201-902-4444. This Statement of Additional Information is dated November 10, 1995, as revised December 1, 1995.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Fund's investment policies and limitations.

  SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES. Many of the foreign securities held by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

  In addition to purchasing securities of foreign issuers in foreign markets, the Fund may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR evidencing ownership of common stock will be treated as common stock.

  The Fund anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

  SOVEREIGN DEBT. Investment by the Fund in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

  Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins manages the Fund's portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

  FOREIGN CURRENCY TRANSACTIONS. Although the Fund values its assets daily in U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Trust's board of trustees. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The Trust's board of trustees has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on such decisions to the board of trustees.

  YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw Hill Companies, Inc. ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of fixed income obligations. A description of ratings assigned to corporate debt obligations and preferred stock by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value or the risks of changes in foreign currency exchange rates. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by the Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the obligation but is not required to dispose of it.

  In addition to ratings assigned to individual issues, Mitchell Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to a repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Trust's board of trustees. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks and securities dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts." The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of its total assets are outstanding.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When the Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in capital gain or loss to the Fund.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, the Fund is authorized to lend up to 10% of the total value of its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains with the Fund's custodian collateral either in cash or money market instruments, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

  U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The U.S. government securities in which the Fund may invest include mortgage-backed securities issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which represent undivided ownership interests in pools of mortgages. The mortgages backing these securities include both fixed and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of the interest on and principal of these securities. The guarantees do not extend to the securities' value, however, which is likely to vary inversely with fluctuations in interest rates, and the guarantees do not extend to the yield or value of the Fund's shares. These securities are "pass-through" instruments through which the holders receive a share of the interest and principal payments from the mortgages underlying the securities, net of certain fees. The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty, and the prepayment characteristics of the underlying mortgages may vary. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund will reinvest prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time. Accelerated prepayments adversely affect yields for mortgage-backed securities purchased by the Fund at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for mortgage-backed securities purchased by the Fund at a discount.

  SEGREGATED ACCOUNTS. When the Fund enters into certain transactions that involve obligations to make future payments to third parties, including reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash, U.S. government securities or other liquid high-grade debt securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Related Income Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

INVESTMENT LIMITATIONS OF THE FUND

  The Fund may not (1) issue senior securities or borrow money, except from banks or through reverse repurchase agreements for emergency or temporary purposes, and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; provided that the Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of the value of the Fund's total assets are outstanding; (2) purchase securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; (3) make an investment in any one industry if the investment would cause the value of such investments at the time of purchase in such industry to be 25% or more of the total assets of the Fund taken at market value; (4) purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts; (5) underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; (6) make short sales of securities or maintain a short position, except that the Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and (b) sell short "against the box"; (7) purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; (8) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell interest rate and foreign currency futures contracts and options thereon, may engage in transactions in foreign currency and may purchase or sell options on foreign currencies for hedging purposes; (9) invest in oil, gas or mineral-related programs or leases; (10) make loans, except through loans of portfolio securities as described in this Statement of Additional Information and except through repurchase agreements, provided that for purposes of this restriction the acquisition of publicly distributed bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan; or
(11) purchase any securities issued by any other investment company, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

  The foregoing fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  The following investment restrictions may be changed by the vote of the Trust's board of trustees without shareholder approval. The Fund may not (1) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, the officers and trustees of the Trust and the officers and directors of PaineWebber and Mitchell Hutchins (each owning beneficially more than 0.5% of the outstanding securities of the issuer) own in the aggregate more than 5% of the securities of the issuer; (2) invest more than 10% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days; (3) make investments in warrants, if such investments, valued at the lower of cost or market, exceed 5% of the value of its net assets, which amount may include warrants that are not listed on the New York Stock Exchange, Inc. ("NYSE") or American Stock Exchange, Inc. ("AMEX"), provided that such unlisted warrants, valued at the lower of cost or market, do not exceed 2% of its net assets, and further provided that this restriction does not apply to warrants attached to, or sold as a unit with, other securities; (4) purchase any security if as a result it would have more than 5% of its total assets invested in securities of companies that, together with any predecessors, have been in continuous operation for less than three years; and (5) invest more than 35% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. This non-fundamental policy (5) can be changed only upon 30 days' advance notice to shareholders.

  The Fund will continue to interpret fundamental investment limitation (7) to prohibit investment in real estate limited partnerships.

                     HEDGING AND RELATED INCOME STRATEGIES

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. As discussed in the Prospectus, Mitchell Hutchins may use a variety of financial instruments ("Hedging Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts, and enter into interest rate protection transactions, to attempt to hedge the Fund's portfolio and to enhance income. Although it has no intention of doing so during the coming year, Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of interest rate futures and options thereon. The particular Hedging Instruments used by the Fund are described in the Appendix to the Prospectus.

  Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  The Fund may purchase and write (sell) covered straddles on securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a long straddle when Mitchell Hutchins believes it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put option written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund might enter into a short straddle when Mitchell Hutchins believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Hedging Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins expects to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as Mitchell Hutchins develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins may utilize these opportunities to the extent that they are consistent with the Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund's Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

  (1) Successful use of most Hedging Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If the Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and short-term liquid debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Fund may purchase put and call options, and write (sell) covered put and call options, on debt securities in which it is authorized to invest and foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the covered option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, the OTC debt and foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  The Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. The Fund's use of options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) The Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Fund, does not exceed 5% of the Fund's total assets.

    (2) The aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Fund may purchase and sell foreign currency futures contracts and interest rate futures contracts, although the Fund does not intend to use interest rate futures contracts during the coming year. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

  Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option thereon.

  The Fund may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If the Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. The Fund's use of futures and related options is governed by the following guidelines, which can be changed by the Trust's board of trustees without shareholder vote:

    (1) To the extent the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies or bond indices and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. The Fund may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and Mitchell Hutchins believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Hedging Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if
(1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

  INTEREST RATE PROTECTION TRANSACTIONS. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period.

  The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, U.S. government securities or other liquid, high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act of 1940 ("1940 Act"). The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Trust's board of trustees. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

                             TRUSTEES AND OFFICERS

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                 POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE          WITH TRUST                OTHER DIRECTORSHIPS
----------------------          ----------               --------------------
E. Garrett Bewkes,        Trustee and Chairman of Mr. Bewkes is a director and a
 Jr.**; 69                 the Board of Trustees   consultant to Paine Webber Group
                                                   Inc. ("PW Group") (holding com-
                                                   pany of PaineWebber and Mitchell
                                                   Hutchins). Prior to 1988, he was
                                                   chairman of the board, president
                                                   and chief executive officer of
                                                   American Bakeries Company.
                                                   Mr. Bewkes is also a director of
                                                   Interstate Bakeries Corporation,
                                                   NaPro BioTherapeutics, Inc. and a
                                                   director or trustee of 24 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Meyer Feldberg; 53                Trustee         Mr. Feldberg is Dean and Professor
Columbia University                                of Management of the Graduate
101 Uris Hall                                      School of Business, Columbia Uni-
New York, New York 10027                           versity. Prior to July 1989, he
                                                   was president of the Illinois In-
                                                   stitute of Technology. Dean
                                                   Feldberg is also a director of
                                                   AMSCO International Inc., Feder-
                                                   ated Department Stores, Inc.,
                                                   Inco Homes Corporation and New
                                                   World Communications Group Incor-
                                                   porated and a director or trustee
                                                   of 16 other investment companies
                                                   for which Mitchell Hutchins or
                                                   PaineWebber serves as an invest-
                                                   ment adviser.
George W. Gowen; 66               Trustee         Mr. Gowen is a partner in the law
666 Third Avenue                                   firm of Dunnington, Bartholow &
New York, New York 10176                           Miller. Prior to May 1994, he was
                                                   a partner in the law firm of Fry-
                                                   er, Ross & Gowen. Mr. Gowen is
                                                   also a director of Columbia Real
                                                   Estate Investments, Inc. and a
                                                   director or trustee of 14 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                                 POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE          WITH TRUST                OTHER DIRECTORSHIPS
----------------------          ----------               --------------------
Frederic V. Malek; 58             Trustee         Mr. Malek is chairman of Thayer
901 15th Street, N.W.                              Capital Partners (investment
Suite 300                                          bank) and a co-chairman and di-
Washington, D.C. 20005                             rector of CB Commercial Group
                                                   Inc. (real estate). From January
                                                   1992 to November 1992, he was
                                                   campaign manager of Bush-Quayle
                                                   '92. From 1990 to 1992, he was
                                                   vice chairman, and from 1989 to
                                                   1990, he was president of North-
                                                   west Airlines Inc., NWA Inc.
                                                   (holding company of Northwest
                                                   Airlines Inc.) and Wings Holdings
                                                   Inc. (holding company of NWA
                                                   Inc.). Prior to 1989, he was em-
                                                   ployed by the Marriott Corpora-
                                                   tion (hotels, restaurants, air-
                                                   line catering and contract feed-
                                                   ing), where he most recently was
                                                   an executive vice president and
                                                   president of Marriott Hotels and
                                                   Resorts. Mr. Malek is also a di-
                                                   rector of American Management
                                                   Systems, Inc., Automatic Data
                                                   Processing, Inc., Avis, Inc., FPL
                                                   Group, Inc., ICF International,
                                                   Manor Care, Inc. and National Ed-
                                                   ucation Corporation and a direc-
                                                   tor or trustee of 14 other in-
                                                   vestment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.
Judith Davidson Moyers; 60        Trustee         Mrs. Moyers is president of Public
Public Affairs Television                          Affairs Television, Inc., an edu-
356 W. 58th Street                                 cational consultant and a home
New York, New York 10019                           economist. Mrs. Moyers is also a
                                                   director of Ogden Corporation and
                                                   a director or trustee of 14 other
                                                   investment companies for which
                                                   Mitchell Hutchins or PaineWebber
                                                   serves as investment adviser.

                               POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH TRUST                OTHER DIRECTORSHIPS
----------------------        ----------               --------------------
Margo N. Alexander; 48         President        Mrs. Alexander is president, chief
                                                 executive officer and a director
                                                 of Mitchell Hutchins. Prior to
                                                 January 1995, Mrs. Alexander was
                                                 an executive vice president of
                                                 PaineWebber. Mrs. Alexander is
                                                 also a director or trustee of one
                                                 investment company and president
                                                 of 31 other investment companies
                                                 for which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.
Teresa M. Boyle; 37         Vice President      Ms. Boyle is a first vice presi-
                                                 dent and manager--advisory admin-
                                                 istration of Mitchell Hutchins.
                                                 Prior to November 1993, she was
                                                 compliance manager of Hyperion
                                                 Capital Management, Inc., an in-
                                                 vestment advisory firm. Prior to
                                                 April 1993, Ms. Boyle was a vice
                                                 president and manager--legal ad-
                                                 ministration of Mitchell
                                                 Hutchins. Ms. Boyle is also a
                                                 vice president of 31 other in-
                                                 vestment companies for which
                                                 Mitchell Hutchins or PaineWebber
                                                 serves as investment adviser.
Gigi L. Capes; 31         Vice President and    Ms. Capes is a vice president and
                          Assistant Treasurer    the tax manager of the mutual
                                                 fund finance division of Mitchell
                                                 Hutchins. Prior to 1992, she was
                                                 a tax senior consultant with KPMG
                                                 Peat Marwick. Ms. Capes is also a
                                                 vice president and assistant
                                                 treasurer of 31 other investment
                                                 companies for which Mitchell
                                                 Hutchins or Paine Webber serves
                                                 as investment adviser.
Joan L. Cohen; 31         Vice President and    Ms. Cohen is a vice president and
                          Assistant Secretary    attorney of Mitchell Hutchins.
                                                 Prior to December 1993, she was
                                                 an associate at the law firm of
                                                 Seward & Kissel. Ms. Cohen is
                                                 also a vice president and assis-
                                                 tant secretary of 24 other in-
                                                 vestment companies for which
                                                 Mitchell Hutchins or PaineWebber
                                                 serves as investment adviser.

                                POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE         WITH TRUST                OTHER DIRECTORSHIPS
----------------------         ----------               --------------------
C. William Maher; 34       Vice President and    Mr. Maher is a first vice presi-
                           Assistant Treasurer    dent and a senior manager of the
                                                  mutual fund finance division of
                                                  Mitchell Hutchins. Mr. Maher is
                                                  also a vice president and assis-
                                                  tant treasurer of 31 other in-
                                                  vestment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Dennis McCauley; 48          Vice President      Mr. McCauley is a managing direc-
                                                  tor and chief investment offi-
                                                  cer--fixed income of Mitchell
                                                  Hutchins. Prior to December 1994,
                                                  he was Director of Fixed Income
                                                  Investments of IBM Corporation.
                                                  Mr. McCauley is also a vice pres-
                                                  ident of 17 other investment com-
                                                  panies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.
Ann E. Moran; 38           Vice President and    Ms. Moran is a vice president of
                           Assistant Treasurer    Mitchell Hutchins. Ms. Moran is
                                                  also a vice president and assis-
                                                  tant treasurer of 31 other in-
                                                  vestment compa- nies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Dianne E. O'Donnell; 43    Vice President and    Ms. O'Donnell is a senior vice
                                Secretary         president and deputy general
                                                  counsel of Mitchell Hutchins. Ms.
                                                  O'Donnell is also a vice presi-
                                                  dent and secretary of 31 other
                                                  investment companies for which
                                                  Mitchell Hutchins or PaineWebber
                                                  serves as investment adviser.
Victoria E. Schonfeld;       Vice President      Ms. Schonfeld is a managing direc-
44                                                tor and general counsel of Mitch-
                                                  ell Hutchins. From April 1990 to
                                                  May 1994, she was a partner in
                                                  the law firm of Arnold & Porter.
                                                  Ms. Schonfeld is also a vice
                                                  president of 31 other investment
                                                  companies for which Mitchell
                                                  Hutchins or PaineWebber serves as
                                                  investment adviser.

                               POSITION                BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH TRUST                OTHER DIRECTORSHIPS
----------------------        ----------               --------------------
Paul H. Schubert; 32      Vice President and    Mr. Schubert is a vice president
                          Assistant Treasurer    and a senior manager of the mu-
                                                 tual fund finance division of
                                                 Mitchell Hutchins. From August
                                                 1992 to August 1994, he was a
                                                 vice president at BlackRock Fi-
                                                 nancial Management, L.P. Prior to
                                                 August 1992, he was an audit man-
                                                 ager with Ernst & Young LLP. Mr.
                                                 Schubert is also a vice president
                                                 and assistant treasurer of 31
                                                 other investment companies for
                                                 which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.
Julian F. Sluyters; 35    Vice President and    Mr. Sluyters is a senior vice
                               Treasurer         president and the director of the
                                                 mutual fund finance division of
                                                 Mitchell Hutchins. Prior to 1991,
                                                 he was an audit senior manager
                                                 with Ernst & Young LLP. Mr.
                                                 Sluyters is also a vice president
                                                 and treasurer of 31 other invest-
                                                 ment companies for which Mitchell
                                                 Hutchins or PaineWebber serves as
                                                 investment adviser.
Gregory K. Todd; 38       Vice President and    Mr. Todd is a first vice president
                          Assistant Secretary    and associate general counsel of
                                                 Mitchell Hutchins. Prior to 1993,
                                                 he was a partner in the law firm
                                                 of Shereff, Friedman, Hoffman &
                                                 Goodman. Mr. Todd is also a vice
                                                 president
                                                 and assistant secretary of 31
                                                 other investment companies for
                                                 which Mitchell Hutchins or
                                                 PaineWebber serves as investment
                                                 adviser.

NAME AND ADDRESS*;          POSITION                BUSINESS EXPERIENCE;
AGE                        WITH TRUST                OTHER DIRECTORSHIPS
------------------         ----------               --------------------
Stuart Waugh; 40         Vice President      Mr. Waugh is a first vice presi-
                                              dent and a portfolio manager of
                                              Mitchell Hutchins responsible for
                                              global fixed income investments
                                              and currency trading. Mr. Waugh
                                              is also a vice president of four
                                              other investment companies for
                                              which Mitchell Hutchins serves as
                                              investment adviser.
Keith A. Weller; 34    Vice President and    Mr. Weller is a first vice presi-
                       Assistant Secretary    dent and associate general coun-
                                              sel of Mitchell Hutchins. From
                                              September 1987 to May 1995, he
                                              was an attorney in private prac-
                                              tice. Mr. Weller is also a vice
                                              president and assistant secretary
                                              of 23 other investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

-------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
** Mr. Bewkes is an "interested person" of the Trust as defined in the 1940 Act by virtue of his position with PW Group.

  The Trust pays trustees who are not "interested persons" of the Trust $3,000 annually and $250 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of the Fund. Because Mitchell Hutchins and PaineWebber perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Trust's trustees.

                               COMPENSATION TABLE

                                         PENSION OR                   TOTAL
                                         RETIREMENT               COMPENSATION
                                          BENEFITS                  FROM THE
                             AGGREGATE   ACCRUED AS   ESTIMATED   TRUST AND THE
                            COMPENSATION PART OF A     ANNUAL     FUND COMPLEX
                                FROM       FUND'S   BENEFITS UPON    PAID TO
 NAME OF PERSON, POSITION    THE TRUST*   EXPENSES   RETIREMENT    TRUSTEES**
 ------------------------   ------------ ---------- ------------- -------------
E. Garrett Bewkes, Jr.,
 Trustee and chairman of
 the board
 of trustees...............        --        --           --              --
Meyer Feldberg,
 Trustee...................    $5,000        --           --         $86,050
George W. Gowen,
 Trustee...................     4,500        --           --          71,425
Frederic V. Malek,
 Trustee...................     5,000        --           --          77,875
Judith Davidson Moyers,
 Trustee...................     4,250        --           --          71,125

-------
 *Represents fees paid to each trustee during the fiscal year ended October 31, 1994.
** Represents total compensation paid to each trustee during the calendar year ended December 31, 1994.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of the Fund pursuant to a contract with the Trust dated April 21, 1988 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:

                                                                         ANNUAL
     AVERAGE DAILY NET ASSETS                                             RATE
     ------------------------                                            ------
     Up to $500 million................................................. 0.750%
     In excess of $500 million up to $1.0 billion....................... 0.725
     In excess of $1.0 billion up to $1.5 billion....................... 0.700
     In excess of $1.5 billion up to $2.0 billion....................... 0.675
     Over $2.0 billion.................................................. 0.650

  For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, the Fund paid (or accrued) to Mitchell Hutchins advisory and administrative fees of $12,723,592, $11,643,584 and $12,138,016, respectively.

  In addition, under a service agreement pursuant to which PaineWebber provides certain services to the Fund not otherwise provided by the Fund's transfer agent, which agreement is reviewed by the Trust's board of trustees annually, during the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, PaineWebber earned fees in the approximate amounts of $487,859, $467,885 and $425,367, respectively.

  Under the terms of the Advisory Contract, the Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to the Fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems to be fair and equitable. Expenses borne by the Fund include the following (or the Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal and state securities laws and maintenance of such registrations and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the 1940 Act) of the Trust or Mitchell Hutchins, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law,
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates, (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.

  As required by state regulation, Mitchell Hutchins will reimburse the Fund if and to the extent that the aggregate operating expenses of the Fund exceed applicable limits in any fiscal year. Currently, the most restrictive such limit applicable to the Fund is 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992 no reimbursements were made pursuant to such limitation.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the Trust's board of trustees or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund.

  The following table shows the approximate net assets as of October 31, 1995, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                  INVESTMENT                                             NET
                   CATEGORY                                            ASSETS
                  ----------                                          ---------
                                                                       ($ MIL)
     Domestic (excluding Money Market)............................... $ 5,680.0
     Global..........................................................   2,893.5
     Equity/Balanced.................................................   2,748.3
     Fixed Income (excluding Money Market)...........................   5,825.0
       Taxable Fixed Income..........................................   4,083.1
       Tax-Free Fixed Income.........................................   1,741.9
     Money Market Funds..............................................  20,479.4

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class Y shares of the Fund under a distribution contract with the Trust dated July 1, 1991 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other business, to sell shares of the Fund. Class Y shares of the Fund are offered continuously. Under an exclusive dealer contract between Mitchell Hutchins and PaineWebber dated July 1, 1991 ("Exclusive Dealer Contract"), PaineWebber sells the Fund's Class Y shares.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the Trust's board of trustees, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions, through which most debt securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Fund may invest in securities traded in the OTC market and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins generally seeks reasonably competitive commission rates and dealer spreads, payment of the lowest commission or spread is not necessarily consistent with obtaining the best net results. For the fiscal years ended October 31, 1994, October 31, 1993 and October 31, 1992, the Fund did not pay any brokerage commissions.

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Trust's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins and its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. During the last three fiscal years, the Fund has not paid brokerage commissions to Mitchell Hutchins or any of its affiliates.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of the Fund and subject to the review of the Trust's board of trustees, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended October 31, 1994, the Fund did not direct any portfolio transactions to brokers chosen because they provide research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts Mitchell Hutchins advises may be used by Mitchell Hutchins in advising the Fund. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

  Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Fund will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's board of trustees pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate may vary greatly from year to year, but it will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the fiscal years ended October 31, 1993 and October 31, 1994, the portfolio turnover rates for the Fund were 89.65% and 108.48%, respectively.

                              VALUATION OF SHARES

  The Fund determines the net asset value per share separately for each Class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the New York Stock Exchange, Inc. ("NYSE") on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on the observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on Nasdaq are valued at the last available sale price on Nasdaq at 4:00 p.m., eastern time; other OTC securities are valued at the last bid price available prior to valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. All investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board of trustees determines that this does not represent fair value.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees. The foreign currency exchange transactions of the Fund conducted on a spot (i.e., cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  The Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the Fund's Performance Advertisements are calculated according to the following formula:

 P(1 + T)/n/  = ERV
where:  P     = a hypothetical initial payment of $1,000 to purchase shares of a specified Class
        T     = average annual total return of shares of that Class
        n     = number of years
        ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value. The Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and then dividing the remainder by the initial value.

  The following table shows performance information for the Class Y shares (formerly Class C) of the Fund for the periods indicated. All returns for periods of more than one year are expressed as an average return.

                                                                        CLASS Y
                                                                        -------
Fiscal year ended October 31, 1994:
  Standardized Return.................................................. (2.86)%
  Non-Standardized Return.............................................. (2.86)%
Five years ended October 31, 1994:
  Standardized Return*.................................................     NA
  Non-Standardized Return..............................................     NA
Inception (August 26, 1991) to October 31, 1994:
  Standardized Return*.................................................  6.55 %
  Non-Standardized Return..............................................  6.55 %

-------
   NOTE: Class Y shares do not impose an initial or a contingent deferred sales charge; therefore, Non-Standardized Return is identical to Standardized Return.

  YIELD. Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a Class of shares for a thirty-day period ("Period"), net of expenses attributable to such Class, by the average number of shares of such Class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:


              a-b
   YIELD = 2[(--- + 1)/6/-1]
              cd

where:       a = interest earned during the Period attributable to a Class of shares

             b = expenses accrued for the Period attributable to a Class of shares (net of reimbursements)

             c = the average daily number of shares of the Class outstanding during the Period that were entitled to receive dividends

             d = the net asset value per share on the last day of the Period.

  Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the period (variable "d" in the above formula), the Fund's current maximum 4% sales charge on Class A shares is included. The yield of the Fund's Class Y shares for the 30-day period ended October 31, 1994 was 6.93%.

  OTHER INFORMATION. In Performance Advertisements, the Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper") for world income funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, the Morgan Stanley Capital International Perspective Indices, the Solomon Brothers World Government Index, the Solomon Brothers Non-U.S. Dollar Index, the Lehman Bond Index, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

  The Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns thereon and net asset value will fluctuate. The securities held by the Fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in the Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  The Fund may invest in "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Pursuant to proposed regulations, open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the owner's adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

  The Fund may acquire zero coupon Treasury securities issued with original issue discount. As the holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from the disposition of foreign currencies, and income from transactions in options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures and forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               OTHER INFORMATION

  PAINEWEBBER INVESTMENT SERIES. Prior to July 1, 1991, the name of the Fund was "PaineWebber Master Global Income Fund." Prior to November 10, 1995, the Fund's Class Y shares were known as "Class C" shares.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust or the Fund. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, the Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the Fund's property for all losses and expenses of any Fund shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of the Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036-5891, counsel to the Fund, has passed upon the legality of the shares offered by the Fund's Prospectus. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to Shareholders for the fiscal year ended October 31, 1994 and its Semi-Annual Report to Shareholders for the six months ended April 30, 1995, are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and (with respect to the Annual Report to Shareholders) report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF MOODY'S LONG-TERM DEBT RATINGS

  Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than the "Aaa" securities; A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

  AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong; AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B. Debt rated "BB" and "B" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating; B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as matter of policy.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1". A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL IN-FORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUS AND THIS STATE-MENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Investment Policies and Restrictions...................................   1
Hedging and Related Income Strategies..................................   8
Trustees and Officers..................................................  18
Investment Advisory and Distribution Arrangements......................  25
Portfolio Transactions.................................................  27
Valuation of Shares....................................................  29
Performance Information................................................  30
Taxes..................................................................  32
Other Information......................................................  34
Financial Statements...................................................  35
Appendix...............................................................  36

(C) 1995 PaineWebber Incorporated
[RECYCLING LOGO APPEARS HERE]  Recycled Paper

                                                                  PAINEWEBBER

                                                           GLOBAL INCOME FUND

                                                               CLASS Y SHARES


                                       --------------------------------------
                                       STATEMENT OF ADDITIONAL INFORMATION
                                                NOVEMBER 10, 1995, AS REVISED
                                                             DECEMBER 1, 1995




                                       --------------------------------------



                                                                    PAINEWEBBER